Posting Supplement No. 118 dated November 24, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 387649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387649	$7,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387649. Member loan 387649 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Maust Transportation Services	Debt-to-income ratio:	13.35%
Length of employment:	< 1 year	Location:	Puyallup, WA

Home town:
Current & past employers:	Maust Transportation Services
Education:

This borrower member posted the following loan description, which has not been verified:

Hello. I am looking to consolidate some credit card debt I build up while in college. I graduated last year with a finance degree and now have an Accounting job. I will have no problem paying this loan back. I take home about $2500 a month and have the following expenses: Rent: 800 Phone and Utilites: 200 Insurance: 100 Student Loans: 150 Food: 300 Entertainment: 100 Misc: 150 Leaving about $700 free to spend on anything else and to pay this loan. 420623 added on 11/22/09 > Hello. I am looking to consolidate some credit card debt I build up while in college. I graduated last year with a finance degree and now have an Accounting job. I will have no problem paying this loan back. I take home about $2500 a month and have the following expenses:Rent: 800Phone and Utilites: 200 Insurance: 100Student Loans: 150Food: 300Entertainment: 100Misc: 150Leaving about $700 free to spend on anything else and to pay this loan.<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,999.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416587	$12,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416587. Member loan 416587 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Herndon Plant & Oakley	Debt-to-income ratio:	9.45%
Length of employment:	< 1 year	Location:	Corpus Christi, TX

Home town:
Current & past employers:	Herndon Plant & Oakley
Education:

This borrower member posted the following loan description, which has not been verified:

My wife left me and we agreed on a settlement price. If I borrow the money and pay her in cash, I don't have to cash out my IRA's and take the penalty on them. I have always paid my credit cards in full every month unless they were 0% interest. I have also agreed to pay off her car loan as the other part of our settlement. I will definitley make timely payments and will even prepay if at all possible. 485242 added on 11/17/09 > I have a stable job with no fear of losing it. I make a good income but my wife cleaned me out of most of my liquid assets. So most of my assests are in my IRAs and the house. I am renting out the upstairs of the house which is bringing in an extra $650 a month.<br/> 485242 added on 11/22/09 > I am grateful to those that are loaning me their hard earned money. Believe me I undertstand how hard we all work for our money these days and I honor your commitment.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,910.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438972	$6,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438972. Member loan 438972 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	The Rogosin Institute	Debt-to-income ratio:	6.54%
Length of employment:	< 1 year	Location:	DAYTON, OH

Home town:
Current & past employers:	The Rogosin Institute
Education:

This borrower member posted the following loan description, which has not been verified:

529552 added on 11/23/09 > Hello Investors! I am a recent graduate and have spent the last 4 years in graduate school. With my new Research Associate postion at a Biopharmaceutical company I am now able to pay off my student debt. I intend on paying off this loan before the 3 year term mainly because I would like to purchase a new automobile once this loan is paid off and apply for an auto loan through this website. I think this website is a wonderful opportunity for borrowers and investors and look forward to contributing to the success of this company in both capacities.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	75
Revolving Credit Balance:	$9,382.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443495	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443495. Member loan 443495 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,292 / month
Current employer:	Healthfirst	Debt-to-income ratio:	8.71%
Length of employment:	10 + years	Location:	COLLEGE POINT, NY

Home town:
Current & past employers:	Healthfirst
Education:

This borrower member posted the following loan description, which has not been verified:

A loan for debt consolidation. 539694 added on 11/14/09 > a loan to consildate debt.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,914.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447676	$5,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447676. Member loan 447676 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	HD Segur	Debt-to-income ratio:	5.53%
Length of employment:	2 years	Location:	COLCHESTER, CT

Home town:
Current & past employers:	HD Segur, Philip Jon Insurance Agency
Education:	Eastern Connecticut State University, Hawaii Pacific University, Kaplan University

This borrower member posted the following loan description, which has not been verified:

I am starting up an insurance agency in Manchester, Connecticut and need roughly 25k to shore up cashflow for the first year. We expect to pay the loan off early using the cashflow genereated in years 2 and 3. We do have a comprehensive business plan as well as 5 year projections and monthly projections for the first 3 years. 548595 added on 11/17/09 > I left my sales position to start the agency as of November 16th. My current debts include $220/mo. car loan, $300/mo. housing, and $227/mo. in student loans. <br/><br/>I have good credit with no blemishes. <br/><br/>As far as my job experience. I was an agent for a large Connecticut agency for 2.5 years. During that time I ranked number 2 out of 10 account executives for production. <br/><br/>My plan for the agency is to bring in roughly $500k-$550k in new business premium. Commissions are roughly 15% of premium written. We project positive cash flow throughout the duration of the business, as well as a break even around the middle of year 2. <br/><br/>If you have any additional questions, or would like a copy of the business plan and financial projections please let me know.<br/>

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,025.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451027	$14,500	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451027. Member loan 451027 was requested on November 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,550 / month
Current employer:	n/a	Debt-to-income ratio:	12.98%
Length of employment:	n/a	Location:	Bremerton, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555359 added on 11/07/09 > hi,i will be using this loan to consolidate debt.I have always paid all my bills on time. thank you.<br/> 555359 added on 11/07/09 > i'm not sure what i am supposed to say here?<br/>

A credit bureau reported the following information about this borrower member on November 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	74
Revolving Credit Balance:	$2,057.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452147	$18,250	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452147. Member loan 452147 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	David L. Gorman, P.A.	Debt-to-income ratio:	23.12%
Length of employment:	8 years	Location:	WPB, FL

Home town:	Jerome
Current & past employers:	David L. Gorman, P.A.
Education:	Florida Atlantic University, Florida International University

This borrower member posted the following loan description, which has not been verified:

557815 added on 11/17/09 > Due to a sudden onset illness in July 2009, I incurred substantial medical and prescription costs that are beginning to level out. This came at the same time as my finace's income being cut. I want to consolidate and pay off the debt with one monthly payment instead of several.<br/> 557815 added on 11/23/09 > My job is secure, and my health is on the mend! My illness will in no way affect my ability to repay this loan.<br/>

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,882.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452273	$13,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452273. Member loan 452273 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Veterans Direct Inc.	Debt-to-income ratio:	23.52%
Length of employment:	3 years	Location:	Seguin, TX

Home town:
Current & past employers:	Veterans Direct Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

557983 added on 11/18/09 > This is a Veteran owned company which will use these funds to develop a new product. Veterans Direct Inc. is a Texas (c) Corporation which is 100% Veteran owned and operated. I am the President and CEO and a retired Marine Corps veteran.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,466.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452997	$13,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452997. Member loan 452997 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	3.97%
Length of employment:	n/a	Location:	GILBERT, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

510846 added on 11/16/09 > Prudent borrower with cash reserves to pay off loan if necessary.<br/>

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,480.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453235	$20,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453235. Member loan 453235 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,808 / month
Current employer:	Kroger	Debt-to-income ratio:	3.49%
Length of employment:	< 1 year	Location:	Spring, TX

Home town:
Current & past employers:	Kroger
Education:

This borrower member posted the following loan description, which has not been verified:

560137 added on 11/12/09 > I plan on starting a small business.<br/>

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,740.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454532	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454532. Member loan 454532 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Atelier Emmanuel	Debt-to-income ratio:	18.59%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Atelier Emmanuel
Education:

This borrower member posted the following loan description, which has not been verified:

562928 added on 11/22/09 > I am a very responsible borrower with very good credit (average 700+). I plan on using the loan money to pay off recent debts that were acquired because of a sudden move across the country (partner's job relocation) and unexpected medical bills for a loved one. My credit is very important to me, and proud that I have only missed one single payment (in '06) ever in the history of my open credit. <br/><br/>For those interested, I own a condo in MA which I rent for an amount that covers my monthly mortgage, and then a little extra. My monthly rent here in CA is $1500. I have a car payment that is $150. At this time my monthly credit card payments are roughly $1000. If I get this loan, the amount will be reduced by roughly $340 a month, due to the lower interest rate.<br/><br/>This loan will allow me to consolidate most of my credit card debts and allow me to lock in a lower interest rate average overall.<br/><br/>Thank you for your interest.<br/> 562928 added on 11/22/09 > I am a very responsible borrower with very good credit (average 700+). I plan on using the loan money to pay off recent debts that were acquired because of a sudden move across the country (partner's job relocation) and unexpected medical bills for a loved one. My credit is very important to me, and proud that I have only missed one single payment (in '06) ever in the history of my open credit. <br/><br/>For those interested, I own a condo in MA which I rent for an amount that covers my monthly mortgage, and then a little extra. My monthly rent here in CA is $1500. I have a car payment that is $150. At this time my monthly credit card payments are roughly $1000. If I get this loan, the amount will be reduced by roughly $340 a month, due to the lower interest rate.<br/><br/>This loan will allow me to consolidate most of my credit card debts and allow me to lock in a lower interest rate average overall.<br/><br/>Thank you for your interest.<br/>

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$30,714.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454549	$16,750	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454549. Member loan 454549 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	n/a	Debt-to-income ratio:	10.12%
Length of employment:	n/a	Location:	Arlington, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562956 added on 11/13/09 > I am in the process of buying an existing positive cash flow Italian restaurant near my home. The business has an established presence of over six years and enjoys excellent local brand recognition. The owner wants to exit the business to pursue his dream of owning a shopping mall. The restaurant is run by a lean and experienced team that has committed to stay with the business in the event I acquire it. I have conducted due diligence over the past few days and have personally observed the flow of the business and am confident about what I have seen to buy this business putting my own capital to risk.<br/><br/>I have extensive experience in running businesses over the past two decades in Asia and in the United States. I was instrumental in building the largest Asian media franchise in the Americas (the USA, Canada and the Caribbean) building it from zero to over $55mn. in sales with operating profits in excess of $20mn. Before that, I was co-founder of a software technology company that was bought out at a significant premium.<br/><br/>I require an amount of about $25,000 to consummate this acquisition. I am extremely confident that the cash flow provided by the business will be more than sufficient to meet the monthly payments. My confidence is borne out by the fact that this restaurant has held its own during the extremely difficult economic period over the past twelve months. <br/><br/>I look forward to a positive result as soon as possible.<br/><br/>Thank you very much.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,341.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454773	$1,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454773. Member loan 454773 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,300 / month
Current employer:	r@k building supply	Debt-to-income ratio:	11.87%
Length of employment:	< 1 year	Location:	mesa, AZ

Home town:
Current & past employers:	r@k building supply
Education:

This borrower member posted the following loan description, which has not been verified:

563479 added on 11/22/09 > to finish kitchin remodel<br/> 563479 added on 11/22/09 > i been at my job 19yrs<br/>

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,228.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456093	$6,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456093. Member loan 456093 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Pacer Electronic Wire & Cable Inc	Debt-to-income ratio:	5.85%
Length of employment:	2 years	Location:	CHANDLER, AZ

Home town:
Current & past employers:	Pacer Electronic Wire & Cable Inc
Education:

This borrower member posted the following loan description, which has not been verified:

566115 added on 11/20/09 > Purchasing a used car from a private seller<br/> 566115 added on 11/23/09 > We are two income family. My wife has been at her job for over 10 yrs and is in a management position. I was at my last job for over 20 years and the owner passed away from cancer. He sold the business prior to his death I took another postion with a previous coworker who has owned this business for 15 years or more. I am a sales manager and have been in the wire and cable business for 25 years. We are looking to purchase another car for our son. He has a job and the car is to get him through his senior year and four years of college. We are not looking for top of the line, just a good car that is dependable. We are very responsible adults. Your assistance in getting this loan would be greatly appreciated. God Bless.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,400.00	Public Records On File:	1
Revolving Line Utilization:	12.80%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 456326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456326	$18,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456326. Member loan 456326 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,375 / month
Current employer:	BFG communications	Debt-to-income ratio:	0.99%
Length of employment:	6 years	Location:	tampa , FL

Home town:
Current & past employers:	BFG communications
Education:

This borrower member posted the following loan description, which has not been verified:

566568 added on 11/16/09 > Excellent credit. Employed with current company for 6 years<br/>

A credit bureau reported the following information about this borrower member on November 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457202	$17,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457202. Member loan 457202 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Scottsdale Lexus	Debt-to-income ratio:	22.86%
Length of employment:	6 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Scottsdale Lexus
Education:

This borrower member posted the following loan description, which has not been verified:

532466 added on 11/15/09 > I have been working with Penske Automotive Group - Scottsdale Lexus - for 6 years. I acquired an incredible amount of debt thru divorce..I have absolutely no problem paying it and have never been late on payments..I am requesting this loan because the 0% intro offer on both credit cards will or is about to expire..One to 27.99% and the other to 29.99%!!! That???s insane! I want to get this paid off as soon as possible.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,735.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457364	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457364. Member loan 457364 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	IT By Design, INC	Debt-to-income ratio:	10.33%
Length of employment:	2 years	Location:	BRONX, NY

Home town:
Current & past employers:	IT By Design, INC
Education:

This borrower member posted the following loan description, which has not been verified:

568504 added on 11/20/09 > This is to consolidate personal loan. This loan will be paid off shortly. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,124.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 457700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457700	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457700. Member loan 457700 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	JUDYS GROUP.INC	Debt-to-income ratio:	6.00%
Length of employment:	10 + years	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	JUDYS GROUP.INC
Education:

This borrower member posted the following loan description, which has not been verified:

569235 added on 11/13/09 > Hello,<br/>I am starting a business in my origin country (Romania). It is going to be in canvas printing and I need this money for the printer.<br/>Thank you for your help,<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,457.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457939	$18,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457939. Member loan 457939 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	n/a	Debt-to-income ratio:	8.04%
Length of employment:	n/a	Location:	Reseda, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

545095 added on 11/22/09 > This loan will comprise 50% of our initial startup costs and operating budget. I am matching the other 50% with a cash investment.<br/><br/>My wife, experienced in this field, will be running the day to day operations, while I maintain my current full time work. I have owned and operated a design business for 6 years (7 in April 2010) with 8 employees. I understand how to run a business efficiently and maintain good cash flow.<br/><br/>The Dance studio will be located in an affluent area of metro Los Angeles, situated within walking distance of several schools. The location could not be better.<br/><br/>We have lined up well known instructors and are targeting a niche that has been left vacant by other schools. (I'll leave the specifics to one-on-one requests.)<br/><br/>We have a good plan and the timing seems right (lower lease rates in a renter's market.) In any event, if the dance studio is not successful, I am able to cover the loan repayment with income from my full time job.<br/><br/>I have always met my financial obligations and am very responsible when it comes to paying all of my bills.<br/><br/>Thank you for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,884.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 458452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458452	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458452. Member loan 458452 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	nucor steel	Debt-to-income ratio:	15.16%
Length of employment:	< 1 year	Location:	bradley, IL

Home town:
Current & past employers:	nucor steel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,893.00	Public Records On File:	1
Revolving Line Utilization:	58.20%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458675	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458675. Member loan 458675 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Tufts University	Debt-to-income ratio:	17.70%
Length of employment:	1 year	Location:	Milton, MA

Home town:
Current & past employers:	Tufts University
Education:

This borrower member posted the following loan description, which has not been verified:

571094 added on 11/23/09 > Job status very stable. Was in previous position - 8 years. I am currently paying enough to credit card balances to pay this loan off in 2 years and pay for all new purchases with cash. I have over 30k in retirement savings.<br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	73
Revolving Credit Balance:	$17,870.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458872	$25,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458872. Member loan 458872 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.51%
Length of employment:	n/a	Location:	Santa Rosa Beach, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

571556 added on 11/11/09 > We are a profitable restaurant in NW Florida in business for 13 years. We will be using the funds for working capital for our off season. We are current with all obligations and have never defaulted on any financial obligation. We have an average net income of $90,000 per year.<br/>

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,091.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 458918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458918	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458918. Member loan 458918 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	YMCA of Greater Salt Lake	Debt-to-income ratio:	16.87%
Length of employment:	< 1 year	Location:	OREM, UT

Home town:
Current & past employers:	YMCA of Greater Salt Lake
Education:

This borrower member posted the following loan description, which has not been verified:

571663 added on 11/10/09 > This loan will allow me to simplify my financial obligations and to get me back on track. I'm grateful for your time and willingness to work with me.<br/> 571663 added on 11/10/09 > This loan will allow me to simplify my financial obligations and to get me back on track. I'm grateful for your time and willingness to work with me.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,064.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458935	$21,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458935. Member loan 458935 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	5.35%
Length of employment:	n/a	Location:	atlanta, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 458962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458962	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458962. Member loan 458962 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,875 / month
Current employer:	sause bros.	Debt-to-income ratio:	4.48%
Length of employment:	1 year	Location:	LYNNWOOD, WA

Home town:
Current & past employers:	sause bros.
Education:

This borrower member posted the following loan description, which has not been verified:

571765 added on 11/16/09 > Hello and thank you for considering my loan application. =) Sorry for being so vague before with this, I just haven't done anything like this before. I am currently attending a two year maritime University in Seattle Washington. The company that I work for Sause Bros. hired me to go to this Institute and to work out at sea on their tug boats. The school is called Pacific Maritime Institute.(PMI) I am attending the school to obtain my Mates 500-1600 tons oceans and near coastal license. I have to finance the schooling myself though and I have financed half of the tuition so far, and have been enrolled for one year. I still have the remainder of the tuition to pay for and that is why I am requesting this loan. I am payed while out at sea and while I am on land in class: and after I complete the course and receive my license, the full tuition will be given back to me over a period of three years. Also after completing school within the next year I will earn mate wages of around $70-85,000.00 a year. I love the sea and I love this new carrier I just need a little help to cover schooling right now. Hope this might answer a few questions you might have had if you have any more please let me know. Smooth sailings and fair winds.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,458.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 459127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459127	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459127. Member loan 459127 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Colorado City, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

572083 added on 11/22/09 > Borrow to invest not to consume. Loan rated as a D because of "self-employed" status, my credit is spotless.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459303	$5,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459303. Member loan 459303 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$800 / month
Current employer:	Hallmark Marketing Corp. & Mosiac Inc.	Debt-to-income ratio:	4.75%
Length of employment:	1 year	Location:	ARROYO GRANDE, CA

Home town:
Current & past employers:	Hallmark Marketing Corp. & Mosiac Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

572426 added on 11/11/09 > I wish to transfer credit card balance with hire rate to a lower lower rate. I have a secure job with a good company.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	24
Revolving Credit Balance:	$253.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459316	$22,400	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459316. Member loan 459316 was requested on November 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Loyola University Maryland	Debt-to-income ratio:	8.30%
Length of employment:	< 1 year	Location:	TALLAHASSEE, FL

Home town:
Current & past employers:	Loyola University Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

I work as a professor at Loyola University and during the summer time when I am not teaching, I return to my home in Florida to care for my parents and do research. I teach Finance to MBA and undergraduate students and will have no problems repaying this loan. If you invest with me, you can expect to earn a timely and certain payment with a handsome ROI for yourself. As for my monthly income, I am paying my student loans back and investing in the stock market. I am seeking this loan to purchase land as this new investment recently came across my sight. I ask that you invest with me because I respect the value of money and investing and have reliable income from a well-established source.<br/> 572451 added on 11/10/09 > Please ask me any questions!<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	34	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,717.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 459369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459369	$25,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459369. Member loan 459369 was requested on November 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	DC Govt/Fire Department	Debt-to-income ratio:	13.07%
Length of employment:	10 + years	Location:	Bowie, MD

Home town:
Current & past employers:	DC Govt/Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,109.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459411	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459411. Member loan 459411 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	15.00%
Length of employment:	n/a	Location:	rye, NH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$158,000.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 459431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459431	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459431. Member loan 459431 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Advanced Dental Associates	Debt-to-income ratio:	23.20%
Length of employment:	2 years	Location:	Palmerton, PA

Home town:
Current & past employers:	Advanced Dental Associates
Education:

This borrower member posted the following loan description, which has not been verified:

572678 added on 11/17/09 > I want to consolidate my debt into one lump payment and get out of all the little debts so I can concentrate on buying a house. I always pay my debts in full.<br/> 572678 added on 11/17/09 > Part of this loan will allow me to pay my mother back I am paying her monthly but due to some unexpected emergencies she could really use the money back now by applying for this loan I hope to be able to do this.<br/>Another part of the loan will go to consolidate credit cards debt and my cats vet bill he was really sick.<br/>Another part of the loan will fix the body damage on my car I didn't turn it into insurance because it was my fault.<br/>And finally to consolidate my medical bills.<br/> 572678 added on 11/23/09 > To the person who asked about the break down of other debt I also have dental bills totaling 700 dollars and I need more work. I'm sorry I forgot this one.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,663.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459573

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459573	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459573. Member loan 459573 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Methodist Healthcare System	Debt-to-income ratio:	11.64%
Length of employment:	9 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Methodist Healthcare System
Education:

This borrower member posted the following loan description, which has not been verified:

572953 added on 11/12/09 > This funds are going to be used to buy kitchen equipment for the restaurant. I'm the owner of the restaurant that will open by March 1st,2010 and I will continue in my job position as a nurse. I do not have any personal credit defaulted. My monthly budget for the restaurant is $11,560 including the payments of this loan. I'm a good borrower because I take money seriousle and I would'n ask for this loan if I know I couldn't pay back.I hope you give me this opportunity to succeed in my venture.<br/> 572953 added on 11/13/09 > I believe in capitalized this is why i'm asking for this loan. I have $30,000 among my own savings,ROTH IRA and 401k that I prefer to keep as a back up and not use all I have and not having a back up plan in case of failure. I've auctioning equipment so my start is at the lowest possible budget. I also have an Associate Degree in Food Science that I would like to practice and I see this endeavor as a great challenging opportunity.<br/> 572953 added on 11/13/09 > The Greek Tavern is going to be open for lunch and dinner 6 days out of the week.We will be offering a simple fresh homemade menu,including serving beer and wine. People would be able to seat and enjoy the greek-american atmosphere for family,friendship gathering or business meeting while you play chest or backgammon or other board game while eating or drinking your favorite beer or wine with an appetizer.<br/> 572953 added on 11/13/09 > We will offer seasonal homemade plate specials ex:green bell peppers filled with rice and meat, homemade pasta with out homemade marinara sauce.Residents from Bandera,visitors and tourists do not have the choice of homemade meals served in the restaurants at Bandera.As we tried all of them, they all have pre-frozen, canned or premade meals and ingredients wich is not different than a frozen meal from supermarket.We will make the difference!<br/> 572953 added on 11/13/09 > The building that we are renting has a potencial for an outdoor dinning in the sublevel with a creek view.This would be the next step after The Greek Tavern is more solid.This building is located in the main street, 2/10 mile away from Main Street.Everybody has to pass or drive by in front of the building to get to Bandera.<br/> 572953 added on 11/13/09 > My first marketing strategy will start with a direct invitation to all City Hall administration. I will set up an interview with the radio station and the local newspaper.We will announce grand opening with a banner across Hwy 16.There are 2 family practice centers, physical therapy and homehealth agency that will offered a special discount for first guest visit and promoted as "live longer,eat greek meals".There is a golf course and >5 RV vacation camps that will also receive a gift as first guest at The Greek Tavern.<br/> 572953 added on 11/17/09 > Let me tell you about our operation. The Greek Tavern will have self serve system. The client will order at the register, pay and obtain the drinks, then the client will be called to the server counter to pick up the order. The kitchen and the cash register will be located in the same area. The total of people working here will be 2-3 depending on how busy will get. Depending on how we do, we would like to offer a differente dinning experience.Set up tables with white table cloth and candle light/soft music and a server taking the order would be offered once a week or week end or every evening. This second service will give to Bandera residents/vacationers and daily visitor a special way of dinning. There is nowhere in Bandera to have a nice dinning experience! The Greek Tavern would feature 2 restaurants in one!More information coming up....and thank you for believing in The Greek Tavern, we will not desapoint you!<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	54
Revolving Credit Balance:	$33,761.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459630	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459630. Member loan 459630 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Brownsvile ISD	Debt-to-income ratio:	0.65%
Length of employment:	2 years	Location:	Brownsville, TX

Home town:
Current & past employers:	Brownsvile ISD
Education:

This borrower member posted the following loan description, which has not been verified:

573053 added on 11/13/09 > I plan to use the funds to approach a car dealership with cash and not haggle with financing through the dealership. I would like to see what kind of deal I could get paying in cash.<br/>I am a single, high school football coach, in my second year of coaching and have very little expenses with a fairly decent salary. <br/>I feel my job is very stable as I work as an educator and coach.<br/> 573053 added on 11/14/09 > I'm looking for a 1-2 year old Ford F-150 with 15k - 25k miles.<br/>Through my research I believe the vehicle will cost in the area of $25k. I have $5K saved to add to the loan I receive through LendingClub.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$383.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459676	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459676. Member loan 459676 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Direct TV	Debt-to-income ratio:	22.11%
Length of employment:	1 year	Location:	Bradley Beach, NJ

Home town:
Current & past employers:	Direct TV
Education:

This borrower member posted the following loan description, which has not been verified:

573187 added on 11/17/09 > Hello lenders,<br/>Thank you for considering my request. I assure you that lending me money presents no risk at all to you. I have a good conventional job with a telecom, which pays me the income I have disclosed on this appplication. I am also a "Flair" bartender, which provides me with additional income. My aim in getting this loan is to pay off three other small obligations and simplify my finances. Reasons with I deserve this loan:I have never been late with payments- After paying off debts with proceeds, I will have only two bills per month- I am contributing to my savings account every month- I am a good financial manager( taught by the best).<br/><br/>Thank you<br/> 573187 added on 11/18/09 > I will be away from home until Monday, so I will not be able to respond to inquiries.<br/>Thank you for your understanding.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,488.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459730	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459730. Member loan 459730 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Domenico Valentino	Debt-to-income ratio:	5.16%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Domenico Valentino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,656.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 459777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459777	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459777. Member loan 459777 was requested on November 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Danlyn Controls	Debt-to-income ratio:	13.88%
Length of employment:	1 year	Location:	Roseville, MI

Home town:
Current & past employers:	Danlyn Controls
Education:

This borrower member posted the following loan description, which has not been verified:

573371 added on 11/14/09 > I am starting a business of Property Management/Real Estate.<br/>I need this loan to help with credit card debt, increase business credit and help purchase homes to fix up and resell. I would like to give some families achance to own a nice home. Hope you can help a new determined business owner out.<br/>Thank you for your time.<br/> 573371 added on 11/14/09 > Correction to original loan description: Our personal credit card debt was approx $1000 personal use. We spent $21,000 on our personal credit card to finance business to this point.<br/> 573371 added on 11/14/09 > Credit rating 850 prior to $21,000 for Real estate club/Essential Planning/Tax Club/Bookkeeping Club. 9 yr Chrysler employee until 3/9. Experienced carpenter/ plumber/ journeyman electrician. Use loan and our funds to buy/sell and pay down credit card.<br/> 573371 added on 11/17/09 > My wife,an RN,is working (slowly)on Master's. She is unable to continue as RN due to severe fall down basement steps after 2nd 16hr shift. Now a professional home stager, she will stage homes we buy and work with area agents to stage other homes on the market. (Our business plan includes: buying, selling, renting, staging.) ASK any real estate agent- staging sells homes quicker. With my dad and father-in-law I built a 2 1/2 car garage with above apartment for my mom. We did all the work ourselves from scratch and followed up with appropriate permits & inspections. My dad has same business in another area of state and now owns 16 homes. I am a dedicated hard worker and I know we can be sucessful. Prior to starting business, we paid credit card in full each month. We plan to pay loan quickly if this is best for our contributors. Thank you.<br/> 573371 added on 11/17/09 > If we use more personal finances, we will end up paying taxes on that money,again,when we reimburse ourselves.<br/> 573371 added on 11/20/09 > Are there any additional questions I can answer for my investors? Please let me know. Thank You<br/> 573371 added on 11/23/09 > Thank you for your support. We know our company is going to be successful... I should have used our best example: My wife had to move here suddenly in 2000 to care for her terminally ill parent and personally pay $50,000 in medical expenses plus funeral expenses for other parent. She rented her home in KY because she was unable to return to sell. The family renting were great for years but fell on hard times & the property manager failed to report it. The property was in shambles & decreased in value from $82,000 to $35,000. My dad & I beautifully renovated the home & property costing $15,000. We sold 10/08 for $91,000 in only 3 weeks in this failing real estate market. I hope this helps further investments. In our area there are many foreclosures at $9,000 to $39,000 and are selling quickly if renovated. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,170.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 459819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459819	$22,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459819. Member loan 459819 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	n/a	Debt-to-income ratio:	15.72%
Length of employment:	n/a	Location:	dayton, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573464 added on 11/17/09 > Son's College Tuition<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1974	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$222,194.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 459855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459855	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459855. Member loan 459855 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,833 / month
Current employer:	JKR Defalco Advertising	Debt-to-income ratio:	22.64%
Length of employment:	10 + years	Location:	Longwood, FL

Home town:
Current & past employers:	JKR Defalco Advertising
Education:

This borrower member posted the following loan description, which has not been verified:

573525 added on 11/13/09 > payoff Credit card Debt.<br/> 573525 added on 11/15/09 > I plan to use the funds to consolidate credit card debt. I went through a divorce a couple of years ago and incurred significant debt. My credit report is impeccable. I have a great job that I have been with for 11 years. When I was divorced, I gave the ex the home and most of the assets (for the children???s sake)<br/>I purchased a condo and have the same problem as a lot of Americans I am upside down. No equity. More importantly, I have been making all my monthly payments and will continue. Never have had any late payments. EVER!! Just want a lower APR. Also my income in application is for this year. I made over $200 last year. Because of the recession it is down some. <br/>P.S. My Income is completely verifiable.<br/><br/>Thanks!!<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1974	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,654.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460032	$17,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460032. Member loan 460032 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	12.74%
Length of employment:	n/a	Location:	Amherst, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573807 added on 11/13/09 > I was very happy with my bank and my credit cards until about 1 year ago. I have been with my credit card holders for almost 10 years and they have increased my rates to be very high. They are also adding many fees to transactions. I would prefer to see that my interest is being paid to individuals rather than a large corporate bank. This is the first time I have heard of lending club. I did a lot of research and it seems that it has a lot of good reviews.<br/> 573807 added on 11/13/09 > - I plan to use the funds to pay off all my credit cards to reduce the interest rate and feel better about who I am paying interest to.<br/><br/>- I am focusing 100% on paying off my debts so that I have the freedom to start my own business. <br/><br/>- I have moved in with my parents so that I have no rent (in exchange for some help, of course) <br/><br/>- This means I have about $1000 per month to pay off my debts.<br/> 573807 added on 11/14/09 > - I have savings to cover 5 months of payments, but it is not enough to cover the whole amount or my debt. I always make sure to have a buffer just in case, I do not want to ruin my credit rating. I have been trying to pay off these debts for 2.5 years, but because of the high rates, I have only made a small dent. By the end of this year, I will have paid $7,200 towards my credit cards, but I will have reduced my debt by only $2,880. It will take ten years at the rates I am currently paying. For the same cost, I can pay off ALL of my debt in 3 years.<br/> 573807 added on 11/14/09 > I meant to say, for the same cost per month (less actually), I will be able to pay off my debt in three years.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$16,008.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460046	$8,200	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460046. Member loan 460046 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	Dept of Veterans Affairs	Debt-to-income ratio:	13.07%
Length of employment:	10 + years	Location:	Elmwood Park, IL

Home town:
Current & past employers:	Dept of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	64	Months Since Last Delinquency:	11
Revolving Credit Balance:	$11,531.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 460048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460048	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460048. Member loan 460048 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	saint francis church	Debt-to-income ratio:	16.40%
Length of employment:	4 years	Location:	MEDFORD, NY

Home town:
Current & past employers:	saint francis church
Education:

This borrower member posted the following loan description, which has not been verified:

573849 added on 11/13/09 > i plan to use the money to pay down high intrest loan and cut my payment by 40 percent. i have earned a high credit score by making all my payments on time .<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,149.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460090	$13,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460090. Member loan 460090 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,000 / month
Current employer:	n/a	Debt-to-income ratio:	10.45%
Length of employment:	n/a	Location:	El Paso, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573933 added on 11/13/09 > I plan to use these funds to start up by business. Equipment, supplies, and initial payroll. My business will stabilize after the first few months once residual income kicks in. I have a solid credit history, no late pays in the last 3 -5 years. My monthly budget is $13K of gross income, which puts me in a good position to payback, however, startup expeses are high, therefore I am needing capital. Job is stable. I've been working for a leading insurance company for over 8 years, and recently decided to become an agent/broker for the same insurance carrier. I am willing to provide income documentation. I am a serious borrower, low-risk. Appreciate your consideration in this loan investment. I am more than happy to answer any specific questions.<br/>

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$14,718.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460100	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460100. Member loan 460100 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	express energy	Debt-to-income ratio:	19.32%
Length of employment:	2 years	Location:	PARADISE, TX

Home town:
Current & past employers:	express energy
Education:

This borrower member posted the following loan description, which has not been verified:

573954 added on 11/18/09 > used to pay off hospital bills and credit card's<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,707.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460101	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460101. Member loan 460101 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	5.26%
Length of employment:	n/a	Location:	oakhurst, CA

Home town:	Cleveland
Current & past employers:
Education:	some college

This borrower member posted the following loan description, which has not been verified:

We are a family owned business - Providing many services along with acomplete decorating and flooring store in Northern California in the mountain area. Our business name is: AFC Inc- we have been in business since 1995 in the same area. We have established a good reputation in the area. I am a licensed contractor in 4 trades- painting, tile, carpet and,one being a general builder. We also do water damage and rot repair, deck installation and repair as well as installation of carpet, tile laminate etc. We sell all types of flooring and in houseinstallation. Recently we became a paint dealership- whereby we do color matching answer painting problems and mix colors. I have been a licensed painting contractor for the past 22 years and bring a lot of experience to the table. We are in need of funds to purchase more paint supplies and pay off our mixing equipment- all to service the area to make sure we have a good supply of paints etc for our customers. We are presently setup and running now. Kelly M turned over several local painting contractors already buying from a Kelly M. store 50 miles away, so we have gotten off to a good start but need some financial help . Payoff; We are hoping to get back an investment we made a few years ago in this coming March or so to pay off this new loan request.. This investment in question just got refinanced and we were told that we will be paid off on it soon as stated above. We confidently feel that the Kelly M. paint name and products it offers will in a short time give us more diversity in the community and more profitability with your help.

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1975	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	81
Revolving Credit Balance:	$8,394.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460105	$5,400	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460105. Member loan 460105 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	n/a	Debt-to-income ratio:	3.71%
Length of employment:	n/a	Location:	Twinsburg, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

573962 added on 11/13/09 > I have one grandchild in college and one in her senior year of high school. I am trying to help cover some of the related expenses, as they do not have a lot of family support. I will pay my debt as agreed. Thank You.<br/> 573962 added on 11/17/09 > My sincere appreciation to all the lenders who are funding this loan.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	13
Revolving Credit Balance:	$1,972.00	Public Records On File:	1
Revolving Line Utilization:	42.90%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 460149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460149	$2,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460149. Member loan 460149 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Greens Restaurant	Debt-to-income ratio:	7.58%
Length of employment:	< 1 year	Location:	san francisco, CA

Home town:
Current & past employers:	Greens Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

574061 added on 11/13/09 > Intended use: deposit for an apartment<br/>Plan on paying off loan in less than a year.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	81
Revolving Credit Balance:	$7,090.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460171	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460171. Member loan 460171 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Urban Nature	Debt-to-income ratio:	22.33%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Urban Nature
Education:

This borrower member posted the following loan description, which has not been verified:

574107 added on 11/13/09 > Purpose of loan:<br/><br/>This loan will be used to fund an exciting new collaboration with a successful, internationally recognized brand. My company currently manufactures our own line of premium indoor-outdoor living products which are sold directly to designers, architects, developers, and affluent homeowners worldwide. We recently started manufacturing a co-branded product with this new company. The product will be distributed through their 200+ existing luxury home & garden retailers worldwide. Additionally, the company's 6 talented outside sales representatives will promote this product to new clients.<br/><br/>Since we do not currently have our own outside sales reps and do not currently distribute through retailers, this gives us the perfect opportunity to place our own products in showrooms where they are sure to be noticed. Our sales are sure to increase dramatically due to increase visibility. However, to do this, I need this loan to fund an initial run of 100 new sales binders. Our brand image is very important (as seen in all of our other marketing collateral) so we only work with the most talented graphics designers and don't believe in cutting corners when it comes to quality and presentation. Additionally, we would like to give ourselves a cushion of working capital since consistent cash flow is of the utmost importance during this critical expansion.<br/><br/><br/>My financial situation:<br/><br/>I am a good candidate for this loan because my company is profitable and this money will go toward a low risk, high yield venture. I also have excellent credit and will easily be able to repay this loan.<br/> 574107 added on 11/13/09 > For more information on my company, Urban Nature, visit http://www.urbnat.com<br/><br/>For more information on the company the we will be collaborating with, EcoSmart Inc., visit http://www.ecosmartfire.com.<br/><br/>For more information on our graphics designers, Silver Lion Design, visit http://www.silverliondesign.com<br/> 574107 added on 11/14/09 > To login to our website without registering, please use the following credentials:<br/><br/>USER: LendingClub<br/>PASSWORD:LeCl2468<br/> 574107 added on 11/16/09 > I just recieved the loan I needed through Prosper.com. No longer require this loan. Thanks to everyone who had invested thus far.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,809.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460185	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460185. Member loan 460185 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,801 / month
Current employer:	n/a	Debt-to-income ratio:	15.10%
Length of employment:	n/a	Location:	OWINGS MILLS, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

574130 added on 11/17/09 > for debt consolidation-not occuring new liability-have never been late or in default in my life-always make payment before due date-<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,880.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460240	$19,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460240. Member loan 460240 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	WABC	Debt-to-income ratio:	12.60%
Length of employment:	2 years	Location:	UNION CITY, NJ

Home town:
Current & past employers:	WABC
Education:

This borrower member posted the following loan description, which has not been verified:

574244 added on 11/14/09 > I am trying to consolidate two high interest loans into one payment a month. Believe it or not the 16% interest rate on this loan is lower then what I currently have.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	15
Revolving Credit Balance:	$8,907.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460252	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460252. Member loan 460252 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	american airlines	Debt-to-income ratio:	24.86%
Length of employment:	10 + years	Location:	new port richey, FL

Home town:
Current & past employers:	american airlines
Education:

This borrower member posted the following loan description, which has not been verified:

I believe I am a good loan candidate because with over fourteen years in the airline business, I have job stability, have never had even one late payment, and value my excellent credit score. I am simply seeking to replace an existing loan with another one that has a lower stable rate.

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,980.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460272	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460272. Member loan 460272 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	POLICHEMIE	Debt-to-income ratio:	0.20%
Length of employment:	4 years	Location:	HUNTINGTON PARK, CA

Home town:
Current & past employers:	POLICHEMIE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460294	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460294. Member loan 460294 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	SEI Investments	Debt-to-income ratio:	23.34%
Length of employment:	3 years	Location:	WEST CHESTER, PA

Home town:
Current & past employers:	SEI Investments
Education:

This borrower member posted the following loan description, which has not been verified:

574395 added on 11/20/09 > Why I want to get out of credit card debt? The best place to start is how I got into the debt to begin with. It wasn't due to irresponsible spending on the pleasures of life. One credit (@ $4900) card was used to help my mom, who was laid off over a year ago get her prescriptions. They ran about $500 a month. The other card (@ $3800) was at $5K and was opened to put new carpets in my mom's house because the other carpets had been in the house for over 30 years. Was she supposed to help pay this off once she got a job? Yes. However, in this economy a job for someone in their mid 50's with good pay is hard to come by. The final card (@ $950) is my one card that I use to get by, if I need to. I don't have to include this card but since I asked for $10K I might as well pay that one off too... Please help me get out of this credit card debt! Thank you<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,527.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460298	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460298. Member loan 460298 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	MHM Services Inc	Debt-to-income ratio:	20.29%
Length of employment:	4 years	Location:	VIENNA, VA

Home town:
Current & past employers:	MHM Services Inc
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

574401 added on 11/15/09 > Thank you for lending me this money that will help me get rid of my credit card debt.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,458.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460352

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460352	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460352. Member loan 460352 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$125,000 / month
Current employer:	Mantech International	Debt-to-income ratio:	0.04%
Length of employment:	< 1 year	Location:	Front Royal, VA

Home town:
Current & past employers:	Mantech International
Education:

This borrower member posted the following loan description, which has not been verified:

574517 added on 11/14/09 > I'm working a 350K project to open a new coffee shop in winchester va, and require an additional 100K of financing to complete the project, which has been funded entirely from my own pocket to date. The proceeds of this loan will be used to secure the purchase of kitchen equipment for the shop.<br/> 574517 added on 11/15/09 > It seems that my income is incorrectly reported. It is 125000 / annually.<br/> 574517 added on 11/20/09 > *****<br/>Thanks everyone for your support so far...<br/>It's a tough business environment right now, your support is very encouraging.<br/>*****<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,668.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460359	$4,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460359. Member loan 460359 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,050 / month
Current employer:	General Dynamics	Debt-to-income ratio:	17.85%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	General Dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

574526 added on 11/19/09 > The loan is for hoome improvements and I would prefer this to be a two year loan payment.<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	7
Revolving Credit Balance:	$20,362.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460372	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460372. Member loan 460372 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Gap Inc	Debt-to-income ratio:	8.64%
Length of employment:	6 years	Location:	PENNGROVE, CA

Home town:
Current & past employers:	Gap Inc
Education:

This borrower member posted the following loan description, which has not been verified:

574547 added on 11/17/09 > .consolidate bills to a one time monthly payment<br/>.having a the time frame of payoff of debt<br/>.help me buy my own apartment and have less debt for purchase<br/>.job very secure because I'm going to have a promotion<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,535.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460410	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460410. Member loan 460410 was requested on November 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Triage Wines	Debt-to-income ratio:	17.93%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Triage Wines
Education:

This borrower member posted the following loan description, which has not been verified:

574641 added on 11/14/09 > Get outta debt<br/>

A credit bureau reported the following information about this borrower member on November 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,921.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460486	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460486. Member loan 460486 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,724 / month
Current employer:	NB Handy	Debt-to-income ratio:	19.91%
Length of employment:	1 year	Location:	Sugar Hill, GA

Home town:
Current & past employers:	NB Handy
Education:

This borrower member posted the following loan description, which has not been verified:

574834 added on 11/22/09 > As mentioned, we are trying to keep our "head above water", but we are slowly sinking. We are a family of 5 with 3 small kids. We have recently moved out of state due to a job change and unexpected costs have caused us to charge more frequently on our credit cards. We have good credit and have always paid our bills on time but now we are just paying minimum payments. Life and the economy is stressfull enough these days but to not have credit card debt and medical debt would be a BIG stress reliever. Please consider us for funding!<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,171.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460494	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460494. Member loan 460494 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,920 / month
Current employer:	Three Rivers park Distric	Debt-to-income ratio:	10.10%
Length of employment:	< 1 year	Location:	Avon, CO

Home town:	Bloomington
Current & past employers:	Three Rivers park Distric, Access information system
Education:	Colorado Mountain College

This borrower member posted the following loan description, which has not been verified:

574841 added on 11/16/09 > Hello. I have always paid my bills 99% on time over the past 15 years. I am consolidating my 3 cards into one payment. I am feed up having near perfect credit and I get penalized by jumping interest rate to cover other people in this economy that have chosen to live beyond their means.<br/><br/>I own my place. Paid in full.<br/> 574841 added on 11/16/09 > I own two cars both paid for. Have extra income coming in from tenant in my condo plus living rent free in my parents second home care taking.<br/> 574841 added on 11/17/09 > I am in my 30's. Single. No wife. No girlfriend. No kids. Very Happy getting myself established first. <br/><br/>MONTHLY EXPENSES<br/><br/>HOA Dues $126.00<br/>Health Insurance $119.00<br/>Cell $ 55.00<br/>Cable/DSL $ 45.00<br/>Homeowners Insurance $ 15.00<br/>Electric $ 25-40<br/>Car Insurance $ 55.00<br/>Credit Cards(Total 3 cards with balance. Total Min. all 3<br/> $ 162.00<br/><br/>Thanks for investing..Getting a second job soon as well<br/>Positive Return..Give you my "Word"<br/> 574841 added on 11/21/09 > Well got the second job. Will be starting after Thanksgiving. Its only 2-3 shifts a week for now.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,264.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460545	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460545. Member loan 460545 was requested on November 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	Wells Fargo Foothill	Debt-to-income ratio:	9.07%
Length of employment:	2 years	Location:	Lithonia, GA

Home town:
Current & past employers:	Wells Fargo Foothill, At prior employer 10 yrs
Education:

This borrower member posted the following loan description, which has not been verified:

574970 added on 11/15/09 > Also, the funds would be used for car repairs.<br/>

A credit bureau reported the following information about this borrower member on November 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,389.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460598	$2,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460598. Member loan 460598 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Binghamton University	Debt-to-income ratio:	21.49%
Length of employment:	3 years	Location:	Endicott, NY

Home town:
Current & past employers:	Binghamton University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,992.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460610	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460610. Member loan 460610 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Xtreme Tank Services	Debt-to-income ratio:	18.34%
Length of employment:	7 years	Location:	Denham Springs, LA

Home town:
Current & past employers:	Xtreme Tank Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,049.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460692	$22,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460692. Member loan 460692 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Capital Group Companies	Debt-to-income ratio:	19.90%
Length of employment:	3 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Capital Group Companies
Education:

This borrower member posted the following loan description, which has not been verified:

575284 added on 11/16/09 > This loan will be used to consolidate existing high interest credit card debt to ultimately eliminate all of my debt.<br/> 575284 added on 11/16/09 > I'm a fulltime IT professional with a very stable job. I've been working continually in the IT industry for over 17 yrs. I have a great credit record and always pay my bills on time.<br/> 575284 added on 11/17/09 > Response to CriticalMiss: My wife and I have cut a lot out of our monthly expenses and are now paying cash for things. We are focusing on paying off our debt and not charging.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	38
Revolving Credit Balance:	$72,951.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460708	$17,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460708. Member loan 460708 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,810 / month
Current employer:	Capital One Bank	Debt-to-income ratio:	17.44%
Length of employment:	3 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	Capital One Bank
Education:

This borrower member posted the following loan description, which has not been verified:

575321 added on 11/17/09 > This loan will be used to payoff existing unsecured high interest debt.<br/> 575321 added on 11/18/09 > To further explain, the line of credit I'm attempting to pay off was initially opened two years ago for $22,000.00 for the purpose of debt consolidation. I've been paying it down steadily (particularly over the last year), but the constantly increasing rate is killing me. I'm a hard worker who has held two jobs (banker and part-time history professor) for the last seven years. I'm just trying to get a handle on the interest I'm paying so that I can knock out this debt. My intention is to pay off all my debt in the next year and half, so that I can go back to school for my second bachelor's degree. That will make three degrees total (with the bachelor's & master's degrees that I already have). I'm explaining all of this, so that you can see that I am responsible and dedicated. This is a good investment, and I assure you that this loan will be paid in full - most likely early.<br/> 575321 added on 11/18/09 > I am the sole wage earner in my household, and I have no dependents. I have two jobs, which provide me with an annual income of $57,721.00 combined (per 2008 W-2s).<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,351.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460788	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460788. Member loan 460788 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,421 / month
Current employer:	Spa Resort Casino	Debt-to-income ratio:	13.48%
Length of employment:	2 years	Location:	Lancaster, CA

Home town:
Current & past employers:	Spa Resort Casino
Education:

This borrower member posted the following loan description, which has not been verified:

575473 added on 11/16/09 > My Wife and I are good Hard working people.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,187.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460800	$6,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460800. Member loan 460800 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	12th and Maple Wine Co.	Debt-to-income ratio:	7.43%
Length of employment:	< 1 year	Location:	sherwood, OR

Home town:
Current & past employers:	12th and Maple Wine Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,640.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460828	$17,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460828. Member loan 460828 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	n/a	Debt-to-income ratio:	19.45%
Length of employment:	n/a	Location:	jackson, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

575551 added on 11/16/09 > This loan will be used to consolidate debt and finance a business expansion. Lenders can put their minds at ease in a trustworthy borrower who has never been late on a payment. Thank you for your time and consideration.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$233,147.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 460855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460855	$12,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460855. Member loan 460855 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	HCMLP	Debt-to-income ratio:	8.21%
Length of employment:	4 years	Location:	Frisco, TX

Home town:
Current & past employers:	HCMLP
Education:

This borrower member posted the following loan description, which has not been verified:

575603 added on 11/17/09 > Recently promoted. Base increase will more then cover the monthly payment. Funds will be used to lower interest rate and take care of some year end expenses.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	26
Revolving Credit Balance:	$33,266.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460863	$9,600	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460863. Member loan 460863 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,340 / month
Current employer:	Beacon Promotions	Debt-to-income ratio:	4.66%
Length of employment:	3 years	Location:	NEW ULM, MN

Home town:
Current & past employers:	Beacon Promotions
Education:

This borrower member posted the following loan description, which has not been verified:

575617 added on 11/20/09 > * My budget after paying bills/normal expenses is roughly $600/month post-taxed income. <br/>* Plan to make a car/furniture purchase with the loan & consolidate credit cards.<br/>* I have a stable job of 3 years.<br/>* Previous poor credit history mark is due to a period of unemployment.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,288.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460894	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460894. Member loan 460894 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	MEDDAC -AK	Debt-to-income ratio:	22.38%
Length of employment:	7 years	Location:	Ft Wainwright, AK

Home town:	El Paso
Current & past employers:	MEDDAC -AK , United State Air Force, Department of Defense (DOD)
Education:

This borrower member posted the following loan description, which has not been verified:

575669 added on 11/17/09 > 50 Yr old Disabled Veteran finally able to purchase a home. Used Credit card to fix up my home and Bank has increased interest rate to a rediculious rate of 19.9%<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,694.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 460914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460914	$24,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460914. Member loan 460914 was requested on November 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$30,833 / month
Current employer:	The Tax Credit Company, Inc	Debt-to-income ratio:	3.23%
Length of employment:	< 1 year	Location:	Valley Village, CA

Home town:
Current & past employers:	The Tax Credit Company, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

575716 added on 11/16/09 > Hi,<br/><br/>I am the CEO of a consulting firm in the San Fernando Valley that has been in busines for over 13 years. We have over $3 million in annual revenue and are fortunate to have a number of Fortune 500 Clients. <br/><br/>I am looking to consolidate debt originally taken out to finance additional shares in a high tech company in Westlake Village, California.<br/><br/>Thank you very much<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,161.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460920	$8,950	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460920. Member loan 460920 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Conroy's Floral	Debt-to-income ratio:	22.12%
Length of employment:	1 year	Location:	La Jolla, CA

Home town:
Current & past employers:	Conroy's Floral
Education:

This borrower member posted the following loan description, which has not been verified:

575726 added on 11/17/09 > CORRECTION-Loan text "title" was for when debtor was originally considering the $2,550 amount, minimum that was quoted to me. I will update this info late Tues. I had written enormous amounts of text for lenders;investors to review, with lots of details on my income & expenses, debts, etc., but it somehow was deleted.<br/> 575726 added on 11/17/09 > Short version of what was deleted ;<br/><br/>Plan for loan is to payoff nearly all my 6-7 open debts, as interest rates have all been jacked up 3-4%, despite my reasonably good credit and excellent history this last few years.<br/><br/>Good borrower because basically never misses payment. Rarely late, by accident only. Usually pay everything 5-20 days early.<br/><br/>Have various stable income sources: spendthrift trust, nearly all invested in corp bonds paying monthly (average $900/mo.), non tax declared gift income ($275/mo.), free rent -1 bdrm. room value est @ ($600/mo.) in affluent LaJolla with elderly mother, plus free Kaiser health insurance value: $312/mo. <br/><br/>Two part time driver jobs, have recently been reinstated at one of them today. Gross job income estimated at $1,200/month. My truthfully estimated aggregrate income, including above benefits = $39.1 K/yr; this is the same $# stated on a WaMu credit card app about 2-3 years ago. <br/><br/>Have very stable work history as a delivery driver. Well over 10 yrs. exp as Class C driver. Perfect driving record, will pass any background check, physical, or drug test. Have had a good employment history for the last 3-4 years. In very good health, extremely rare to miss work.<br/><br/>It's extremely late, I need to hit the hay. If this loan even funds for the original amount (slightly lower APR) in comment that I was considering, of $2,550 I will be content.<br/><br/>Hope to add more detail to this later on Tues. thanks lenders<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$18,610.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460933	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460933. Member loan 460933 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	n/a	Debt-to-income ratio:	11.22%
Length of employment:	n/a	Location:	Russellville, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

575753 added on 11/18/09 > This loan will be used to pay business expenses while we build and grow our business. These expenses include professional marketing of our recently launched website. We plan to be on the first page of the top search engines within six months. Within two years we plan to have a second website. For the last 30+ years my wife and I have had excellent credit. We have always paid what we owe on time. We have a business relationship with The Tax Club and they provide assistance with our business plan, bookkeeping, tax plan and business credit building. My current income is from my Ohio Highway Patrol Pension.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,950.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 460957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460957	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460957. Member loan 460957 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,451 / month
Current employer:	U.S. Department of Agriculture	Debt-to-income ratio:	14.07%
Length of employment:	9 years	Location:	Brandywine, MD

Home town:
Current & past employers:	U.S. Department of Agriculture
Education:

This borrower member posted the following loan description, which has not been verified:

575808 added on 11/17/09 > I cosigned for my son's car loan and he lost his job. Can't effort the extra bill. In addition, need to get rid of two credit cards.<br/> 575808 added on 11/20/09 > It???s very important that I get this loan because I don???t want to jeopardize my credit rating due to this extra big bill (son???s car loan). I will never cosign for anyone again.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	15
Revolving Credit Balance:	$18,213.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461025	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461025. Member loan 461025 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	kathleen c fox pa	Debt-to-income ratio:	12.15%
Length of employment:	2 years	Location:	gainesville, FL

Home town:
Current & past employers:	kathleen c fox pa
Education:

This borrower member posted the following loan description, which has not been verified:

575916 added on 11/17/09 > can't wait to complete my beautiful bath<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,398.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461039	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461039. Member loan 461039 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Sears holding corp	Debt-to-income ratio:	18.22%
Length of employment:	10 + years	Location:	MISSOULA, MT

Home town:
Current & past employers:	Sears holding corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,121.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461082	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461082. Member loan 461082 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$21,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.69%
Length of employment:	n/a	Location:	WATERFORD, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576019 added on 11/19/09 > Son needs some extra after-school help. This will be the first time I've needed to apply of a loan to help pay for expenses. <br/>Also, a family member is wanting to purchase a used car and I would like to assist them with this.<br/> 576019 added on 11/19/09 > I'm trying for a loam compared to withdrawing monies from our retirement fund due to penalties that it would entail.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	36
Revolving Credit Balance:	$34,284.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461125	$7,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461125. Member loan 461125 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,146 / month
Current employer:	Children's Hospital of Philadelphia	Debt-to-income ratio:	8.82%
Length of employment:	< 1 year	Location:	Philadelphia, PA

Home town:
Current & past employers:	Children's Hospital of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

576095 added on 11/20/09 > I will use this loan to finish the necessary credits and to pay for the review in order to sit for the CPA exam; this will give me another avenue of employment to pursue if it ever becomes necessary. <br/>However, my field of work is relatively stable: I work in the healthcare field implementing and providing operational support for major electronic medical record systems in hospitals.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,811.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461127	$6,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461127. Member loan 461127 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	CSK O'Reilly's	Debt-to-income ratio:	23.26%
Length of employment:	1 year	Location:	HONOLULU, HI

Home town:
Current & past employers:	CSK O'Reilly's
Education:

This borrower member posted the following loan description, which has not been verified:

576099 added on 11/19/09 > Thank you for this opportunity. As you can see by my crdit report, paying my bills in a timely manner is very important to me. With this loan I will be able to free up some money for me to be able to save as well.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	20
Revolving Credit Balance:	$12,082.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461133	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461133. Member loan 461133 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Four Seasons Hotels and Resorts	Debt-to-income ratio:	14.92%
Length of employment:	1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Four Seasons Hotels and Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

576107 added on 11/20/09 > Please verify me for a $8,000.00/3 Years/13.22%<br/> 576107 added on 11/23/09 > I really need to get this money, it will change my life.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,054.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461175	$7,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461175. Member loan 461175 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Aggreko LLC	Debt-to-income ratio:	11.13%
Length of employment:	3 years	Location:	CANYON COUNTRY, CA

Home town:
Current & past employers:	Aggreko LLC
Education:

This borrower member posted the following loan description, which has not been verified:

576172 added on 11/17/09 > My wife and I Are currently paying over twenty percent on all of our credit cards. We are requesting this loan to consolidate all our debt and lower the interest rate. We are very diligent about paying our bills. Note to lender all credit cards have been chopped up and will not incur any further debt.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	73
Revolving Credit Balance:	$6,227.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461252	$16,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461252. Member loan 461252 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	n/a	Debt-to-income ratio:	19.63%
Length of employment:	n/a	Location:	WASHINGTON, DC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576322 added on 11/17/09 > I've got a good monthly income and have been paying more than the minimum on my accounts. I'm looking to get rid of my credit cards with Citibank since they are raising my interest rates without any late payments or other problems on my side.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	61
Revolving Credit Balance:	$40,468.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461270

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461270	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461270. Member loan 461270 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	AB Precision	Debt-to-income ratio:	20.28%
Length of employment:	10 + years	Location:	BATH, PA

Home town:
Current & past employers:	AB Precision
Education:

This borrower member posted the following loan description, which has not been verified:

576354 added on 11/19/09 > n/a<br/> 576354 added on 11/20/09 > Thank you! Reliable employment and credit worthy. I am looking to change to a secure stable lending environment.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,713.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461287	$12,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461287. Member loan 461287 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	The Green Valley Pecan Co.	Debt-to-income ratio:	0.18%
Length of employment:	4 years	Location:	Tucson, AZ

Home town:
Current & past employers:	The Green Valley Pecan Co.
Education:

This borrower member posted the following loan description, which has not been verified:

576393 added on 11/22/09 > I am not sure why my history would say that hiroshige, but I assure you I owe what I am asking for.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$306.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461310	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461310. Member loan 461310 was requested on November 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Auteriors Auto Reconditionong	Debt-to-income ratio:	22.31%
Length of employment:	2 years	Location:	LEESBURG, GA

Home town:
Current & past employers:	Auteriors Auto Reconditionong
Education:

This borrower member posted the following loan description, which has not been verified:

576436 added on 11/17/09 > I pay my bills on time and i have a very very stable job<br/> 576436 added on 11/17/09 > I plan to use these funds to consolidate my debt into one easy payment. I also live with my parents so i dont have a house/rent payment.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,122.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461354	$6,800	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461354. Member loan 461354 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,500 / month
Current employer:	Lion Uniform	Debt-to-income ratio:	15.13%
Length of employment:	10 + years	Location:	MOUNT STERLING, KY

Home town:
Current & past employers:	Lion Uniform
Education:

This borrower member posted the following loan description, which has not been verified:

576525 added on 11/18/09 > I need to re-do my home in orders to sale it and make a huge return<br/> 576525 added on 11/20/09 > I need this money quickly, i have some people looking at my home, i plan to fix it up, that way i can sell it a lot faster, im looking to make about a $80,000 return on my home. Since i have very little money actually in it.<br/> 576525 added on 11/23/09 > It told me to say how stable my job is on here, to get funded faster, i have been with the same company for 22 years, and whatever money i get is put straight towards my bills, i have pretty good credit, maybe 1 or 2 mistakes, but i make sure all my bills are payed, and with getting this loan will help me get out of debt a little after i sell my house, and pay off loans, bills, and etc very quickly.<br/> 576525 added on 11/23/09 > Hi, im very thankful for the people who have became lenders, I only need around $1600 more, please help me quickly, i'd like to get started before the winter starts on real bad, im very reliable paying my debts, and this loan will help me get outta some of the debt i have by helping me sell my house. Thank you ALL SO MUCH for helping! If there was something i could do for you all i would do it in a heart beat!<br/> 576525 added on 11/23/09 > Im working 2 jobs right now to pay all my bills, and i really need this loan to get outta debt a little bit, please help an old man out! :)<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,982.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461356	$13,650	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461356. Member loan 461356 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	n/a	Debt-to-income ratio:	7.89%
Length of employment:	n/a	Location:	fort collins, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576424 added on 11/18/09 > We'll be using this loan to help start a business of ours in Colorado. It will cover startup costs, and we have the funds in place to cover operating expenses for six months. My wife works as a scientist at a university and my partner has a graduate degree in engineering and will manage the books. Thanks for your time!<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,209.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461379	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461379. Member loan 461379 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,505 / month
Current employer:	U. S. Air Force	Debt-to-income ratio:	13.10%
Length of employment:	10 + years	Location:	Lusby, MD

Home town:
Current & past employers:	U. S. Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

576583 added on 11/18/09 > Kitchen appliances are 18 years old and need upgraded. The two bathrooms are original to the house and need to be upgraded. The project is DIY and will not require labor costs.<br/> 576583 added on 11/19/09 > This should at least triple the investment and a great return on equity by doing the job ourselves. Upgrading to stainless steel french door refrigerator, stainless steel double oven range, and stainless steel dishwasher, installing a ganite countertop and installing hardwood brazilian cherry floors in the kitchen and dining areas. The bathrooms will get new vanities with granite countertops and vessel sinks, new ceramic tile floors and installation of new toilets.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,785.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461430	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461430. Member loan 461430 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.49%
Length of employment:	n/a	Location:	Dickson City, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$11,448.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461449	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461449. Member loan 461449 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	13.48%
Length of employment:	n/a	Location:	KALAMAZOO, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576716 added on 11/19/09 > My wife and I have been married for over 10 years and have two wonderful boys. My wife is a full time professor at Western Michigan University in Kalamazoo, Michigan. I have been in Collector Car management industry for the past 12 years managing and maintaining car collections for private and discrete investors. Of those 12 years I was with the same company for 10 years. Earlier this year I left the company and started Hoekstra LTD bringing 60% of by client base. I am currently self employed.<br/><br/>My stated income is only my income, not my wife???s. We live in a modest $120,000 home and have 2 auto loans with the second loan haven less than $2,200 owed till paid off.<br/><br/>I am a good candidate for this loan because I have proved myself in the my industry, my wife makes excellent income, my income is not needed to support our household and I have excellent credit history with very little credit being used.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	49
Revolving Credit Balance:	$1,402.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461451	$15,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461451. Member loan 461451 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	County of El Paso	Debt-to-income ratio:	7.83%
Length of employment:	8 years	Location:	El Paso, TX

Home town:
Current & past employers:	County of El Paso
Education:

This borrower member posted the following loan description, which has not been verified:

415837 added on 11/18/09 > Would like to update my home.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	24
Revolving Credit Balance:	$6,618.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461452	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461452. Member loan 461452 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,050 / month
Current employer:	Computer Sciences Corporation	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	Columbia, MD

Home town:
Current & past employers:	Computer Sciences Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

576719 added on 11/18/09 > This loan will be used to reduce overall credit card debt. My lowest current rate is 10.9% APR. I don't necessarily foresee this loan taking three years to repay and will more than likely repay within a year and a half.<br/> 576719 added on 11/18/09 > I'm a good candidate for this loan for a number of reasons. Overall, I am a credit-worthy borrower. I repay all of my debts on time and intelligently plan my financial situation. I'm a college graduate with a bachelor's in science, Computer Information Systems. I will be finishing my MBA at the University of Maryland, Smith School of Business in May of 2010.<br/><br/>I have a stable job as a government contractor. My current salary is 84600 a year.<br/> 576719 added on 11/18/09 > My monthly budget is as follows:<br/>Monthly Salary: 5108.20 (After Tax and other deductions)<br/><br/>Mortgage : 2002.95<br/>Car payment : 259.65<br/>Utilities : 209.15<br/>Insurance : 52.78<br/>Education Expense : 237.33<br/>Gas : 85.67<br/>Food : 387.65<br/>House Maintenance : 45<br/>Entertainment : 178.97<br/>Total Expense : 3859.15<br/><br/>Net Income : 1649.05<br/><br/>Other Unverified Income : <br/>Dividend Income : 1322.96 <br/><br/>Other household income : <br/>Monthly Salary: 2875 (after taxes and other deductions)<br/>

A credit bureau reported the following information about this borrower member on November 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461461	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461461. Member loan 461461 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	USDA Rural Development	Debt-to-income ratio:	0.17%
Length of employment:	10 + years	Location:	Redmond, OR

Home town:
Current & past employers:	USDA Rural Development
Education:

This borrower member posted the following loan description, which has not been verified:

576734 added on 11/19/09 > I am going to pay off existing debt and a loan to my Thrift Savings Plan (TSP) retirement account with a balance of about $5,000. I am a loan officer for Rural Development and have worked here since 10/1988. I make $86,000/yr, not per month. My wife makes over $35,000/year as well. I am doing this for the better interest rate and to retire the TSP loan.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,994.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461487	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461487. Member loan 461487 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	IUOE Local 14-14B	Debt-to-income ratio:	15.21%
Length of employment:	5 years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	IUOE Local 14-14B
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,538.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461496	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461496. Member loan 461496 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:	STV, LLC	Debt-to-income ratio:	24.66%
Length of employment:	3 years	Location:	Akron, OH

Home town:
Current & past employers:	STV, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	23
Revolving Credit Balance:	$327,612.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461498	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461498. Member loan 461498 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	US Federal Government, NIH	Debt-to-income ratio:	5.54%
Length of employment:	10 + years	Location:	Boyds, MD

Home town:
Current & past employers:	US Federal Government, NIH
Education:

This borrower member posted the following loan description, which has not been verified:

576811 added on 11/18/09 > We are a stable couple with over 20 years as career federal employees. We moved into our new house 5 years ago when our children were young. The quotes to finish the basement were out of our reach then. The quotes now are still high but have come down considerably in the past few years. We thought this would be a good time to finish the basement while the children are young enough to enjoy the space and encourage them to hang out at home under our watchful eye than elsewhere. The design is simple - a wide open space with walls, ceiling, outlets, lights, carpeting and a bathroom. We pay our bills and have a steady income without any surprises. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	24
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461505	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461505. Member loan 461505 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,210 / month
Current employer:	U.S. DEPARTMENT OF AGRICULTURE	Debt-to-income ratio:	4.46%
Length of employment:	10 + years	Location:	STAFFORD, VA

Home town:
Current & past employers:	U.S. DEPARTMENT OF AGRICULTURE
Education:

This borrower member posted the following loan description, which has not been verified:

576821 added on 11/23/09 > Purpose of Loan: Trying to reduce credit card interest rate that was 9.9% and bank increased to 15.24% due to economy.<br/> 576821 added on 11/23/09 > 30 Year U.S. Department of Agriculture employee.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,334.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461525	$17,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461525. Member loan 461525 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	JWP INC	Debt-to-income ratio:	14.13%
Length of employment:	3 years	Location:	Ocala, FL

Home town:
Current & past employers:	JWP INC
Education:

This borrower member posted the following loan description, which has not been verified:

576861 added on 11/18/09 > I have been presented with a great opportunity to expand my existing business. This loan will be used to building out another location. We have been successful with our business thus far and our company is now looking to expand.<br/>

A credit bureau reported the following information about this borrower member on October 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,429.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461552	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461552. Member loan 461552 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,538 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	17.76%
Length of employment:	10 + years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

576621 added on 11/18/09 > My husband and I both work for the Social Security Administration, I have worked for 35 yrs. as a group supervisor and my husband 10 yrs. as an Admin asst. He is also a retired truck driver with 27 yrs at one company. He also receives a pension from his days as a truck driver, along with his government pay. We are in need of this loan to pay off 2 credit cards with high interest rates. How we came into this debt is from three life changing events.<br/> The first event helped our daughter with tuition to send our grandson to a special high school in Utah that our daughter could not afford, but the school was essential to changing his path in life, we committed to it and remained in our integrity. To say it was very rewarding for the entire family is not doing it justice. <br/>The second event occurred just months later. I was involved in a car accident and was out of work for 6 months. <br/>The third event occurred 1 yr after the accident. I had to have both knees replaced, nothing to do with the car accident, again loosing 5 to 6 months of work because of complications 6 weeks into recoup. <br/>During the second two events I found myself using the credit cards to pay the co-pay for medicine and Dr. visits, food and gas. I was able to pay the minimum each month but then the interest on the cards started to edge up one after the other, I found myself swimming against the tide. A loan will get paid down; credit cards never seem to come down. <br/>Both my husband and I are good credit risks. We have never defaulted on our bills. Our retirement is coming up fast and we would like to get these credit cards paid off before we retire. Please help us.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	20
Revolving Credit Balance:	$25,478.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461556	$9,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461556. Member loan 461556 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Thai 9 Restaurant	Debt-to-income ratio:	11.36%
Length of employment:	4 years	Location:	Dayton, OH

Home town:
Current & past employers:	Thai 9 Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

576916 added on 11/19/09 > I really enjoy working - I currently work six days a week. I was thinking of a more long term plan and decided I wanted to focus all of my income into eliminating my debt so that I would have the option of relocating in a few years.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,021.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461559	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461559. Member loan 461559 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,983 / month
Current employer:	n/a	Debt-to-income ratio:	0.81%
Length of employment:	n/a	Location:	north hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,097.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461586	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461586. Member loan 461586 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$59,000 / month
Current employer:	U.S. Army	Debt-to-income ratio:	2.26%
Length of employment:	10 + years	Location:	NEWLLANO, LA

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

576961 added on 11/19/09 > Want to pay off some bills fast.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,361.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461603	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461603. Member loan 461603 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,792 / month
Current employer:	Washington State Fruit Commission	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	MORRIS, IL

Home town:
Current & past employers:	Washington State Fruit Commission
Education:

This borrower member posted the following loan description, which has not been verified:

568749 added on 11/04/09 > I am starting an internet business, and my first website will feature housewares and home small appliances. I have incurred a lot of personal debt (approximately $40,000) and would like to free up my personal credit cards. My personal credit rating is excellent (at least it was prior to September 2009 when I started pursueing my own internet business and used most of my personal credit to fund it).<br/> Everything is being done professionally, and I wish to expand to additional websites within the next year. I have an MBA and a solid Marketing and Sales background. At one time I was a buyer of small household appliances. I know I can make this work and grow my business.<br/> 568749 added on 11/09/09 > I looked up my information on your web site and noticed it said I have worked less than 1 year in my currernt position. That is untrue. I have worked for the Pacific Northwest Canned Pear Service - under the umbrella of the Washington State Fruit Comm. since 1997 and my job is stable.<br/>Thank you for reading this and I hope you will fund me.<br/>

A credit bureau reported the following information about this borrower member on November 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$190,050.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461656	$4,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461656. Member loan 461656 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,300 / month
Current employer:	Triad	Debt-to-income ratio:	7.94%
Length of employment:	< 1 year	Location:	ama, LA

Home town:
Current & past employers:	Triad
Education:

This borrower member posted the following loan description, which has not been verified:

577077 added on 11/19/09 > i just transferred here from mississippi and i started with a new company. i worked for northrup grumman in pascagoula mississippi befor. i made 20.25 an hour there as an electrian. i was there for 3 and half years. i wanted to move back to louisiana so i found a job with triad befor i left northrup.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461715	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461715. Member loan 461715 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	South Coast Farm Labor	Debt-to-income ratio:	18.19%
Length of employment:	6 years	Location:	oxnard, CA

Home town:
Current & past employers:	South Coast Farm Labor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,654.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461718	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461718. Member loan 461718 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Mark R Osherow, Esq	Debt-to-income ratio:	22.08%
Length of employment:	< 1 year	Location:	Coral Springs, FL

Home town:
Current & past employers:	Mark R Osherow, Esq
Education:

This borrower member posted the following loan description, which has not been verified:

577226 added on 11/19/09 > Holiday time is coming, bill consolidation, home improvement<br/> 577226 added on 11/19/09 > Holiday time approaching, home improv, debt consol<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,930.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 461723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461723	$14,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461723. Member loan 461723 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Safedesk Solutions	Debt-to-income ratio:	8.80%
Length of employment:	2 years	Location:	PLACENTIA, CA

Home town:
Current & past employers:	Safedesk Solutions, Northrop Grumman, Tektronix Inc.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

577235 added on 11/20/09 > I have accrued these debts while a student at USC (food, rent, books) and want a structured single payment solution to gather the debt and ensure that I dont fall into the "reuse open balances" trap. After repayment I am closing all except $1500 in revolving credit lines.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	24
Revolving Credit Balance:	$11,284.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461745	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461745. Member loan 461745 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Smith, Adcock & Company CPA	Debt-to-income ratio:	9.90%
Length of employment:	6 years	Location:	Roswell, GA

Home town:
Current & past employers:	Smith, Adcock & Company CPA
Education:

This borrower member posted the following loan description, which has not been verified:

577286 added on 11/19/09 > Trying to consolidate one credit card to a loan with a fixed rate<br/> 577286 added on 11/20/09 > I have a very secure job- professional (CPA) have never paid any cards late- has the finances to pay this loan monthly trying to save on monthly interest - current credit card promo rate will expire in two months therefore looking for alternative<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,928.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461751	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461751. Member loan 461751 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sagent Partners	Debt-to-income ratio:	3.45%
Length of employment:	< 1 year	Location:	FALLS CHURCH, VA

Home town:
Current & past employers:	Sagent Partners
Education:

This borrower member posted the following loan description, which has not been verified:

577307 added on 11/20/09 > I plan to use this loan to consolidate payments on my credit cards to have them all on one payment plan. I always pay my cards on time and am way under my monthly budget with this loan amount. Both of my jobs are secure and stable i just received a new promotion and salary at my job.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,733.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461769	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461769. Member loan 461769 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Total Computing Solutions	Debt-to-income ratio:	0.95%
Length of employment:	5 years	Location:	American Fork, UT

Home town:
Current & past employers:	Total Computing Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

577343 added on 11/19/09 > I need this money for some repairs and start up costs on my home. Thank you for your consideration of my money needs.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$255.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461778	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461778. Member loan 461778 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	The Crazy Crab	Debt-to-income ratio:	15.05%
Length of employment:	< 1 year	Location:	Ridgeland, SC

Home town:
Current & past employers:	The Crazy Crab
Education:

This borrower member posted the following loan description, which has not been verified:

577356 added on 11/19/09 > This loan is to improve a home/business project.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	51
Revolving Credit Balance:	$37,471.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461781	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461781. Member loan 461781 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Lac Vieux Desert Pharmacy	Debt-to-income ratio:	16.72%
Length of employment:	< 1 year	Location:	Iron River, MI

Home town:
Current & past employers:	Lac Vieux Desert Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

577359 added on 11/19/09 > due to the repressed housing market at this time and the lack of willingness of local banks to give out loans, I am looking to you to help me so I can finish off my basement level of my house. When finished I will have 4600 square feet of liveable space. My house is located on the Paint River and I have approximately 9 acres of land. I have been a registered pharmacist since 1993 and currently am the pharmacy director of a clinic pharmacy, so my income is good and job security quite high. Please help me out!!<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,652.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461801	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461801. Member loan 461801 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Cepheid Inc.	Debt-to-income ratio:	12.24%
Length of employment:	8 years	Location:	Milpitas, CA

Home town:
Current & past employers:	Cepheid Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

577397 added on 11/19/09 > Thanks!<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,819.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461802	$24,250	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461802. Member loan 461802 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Metals West Inc	Debt-to-income ratio:	2.06%
Length of employment:	10 + years	Location:	KENT, WA

Home town:
Current & past employers:	Metals West Inc
Education:

This borrower member posted the following loan description, which has not been verified:

577401 added on 11/19/09 > I have with this company for 20 years. Have outstanding credit and credit history.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,834.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 461819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461819	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461819. Member loan 461819 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,375 / month
Current employer:	Prudential	Debt-to-income ratio:	10.33%
Length of employment:	5 years	Location:	WHIPPANY, NJ

Home town:
Current & past employers:	Prudential
Education:

This borrower member posted the following loan description, which has not been verified:

577430 added on 11/20/09 > This loan is for an engagement ring and to begin planning my wedding and I do not want to put these purchase on credit cards or exhaust what I have in my bank account. I work for Prudential as an Analyst and have been with Pru for 5 years. I am responsible for supporting our Portfolio Managers with their various needs; from gathering accurate market data to reviewing the position of our portfolio and making recommendations regarding planning and analysis. Prudential has weathered this recession quite well and is actually a stronger corporation now then it was before the crisis. I still live home with my parents and pay no rent. I do not plan on leaving until after I am married in order to save up as much money as possible to purchase a home. The wedding will not be until I finish my MBA program in about 3 years, which I will be starting in the spring and Prudential will be paying 100%. I only have about $800 a month in bills and bring in over $3500 a month after taxes making me an ideal borrower.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,880.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461831	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461831. Member loan 461831 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	State Street	Debt-to-income ratio:	1.81%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	State Street
Education:

This borrower member posted the following loan description, which has not been verified:

577447 added on 11/19/09 > I need this loan to pay off my parent's mortgage. This amount will take care of what they need. I have a 6% debt ratio to my personal income and work in the financial industry, making 63K plus bonus. I've been at my company for 2+ yrs now and have become an indispensable asset to my firm.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,676.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461848	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461848. Member loan 461848 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Cal Farley's Boys Ranch	Debt-to-income ratio:	17.47%
Length of employment:	5 years	Location:	Pampa, TX

Home town:
Current & past employers:	Cal Farley's Boys Ranch
Education:

This borrower member posted the following loan description, which has not been verified:

577476 added on 11/19/09 > I would really like to become debt free with taking this loan and consolidating redit card debt that incurred while going to college. My job as well as my wifes are very stable. we have a combined annual salary of $92,000. I do not have any late payments. I would just like to simplify the process of pay off this debt and lowering the interest rate. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,109.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461879	$4,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461879. Member loan 461879 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	FDNY	Debt-to-income ratio:	19.24%
Length of employment:	5 years	Location:	middletown, NY

Home town:
Current & past employers:	FDNY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,366.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461894	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461894. Member loan 461894 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Military Sealift Command	Debt-to-income ratio:	17.64%
Length of employment:	< 1 year	Location:	Newport, OR

Home town:
Current & past employers:	Military Sealift Command
Education:

This borrower member posted the following loan description, which has not been verified:

577557 added on 11/19/09 > Family member (mother) illness forced me to take 6 months off work (2 months without pay). I'm back to work full time 1 December as a Merchant Marine Officer, and need the loan to stay ahead of my bills for the next month or two.<br/> 577557 added on 11/20/09 > Corrected length of employment with Military Sealift Command is over 19 years with 10 years service in the U.S. Coast Guard.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	10
Revolving Credit Balance:	$54,165.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461901

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461901	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461901. Member loan 461901 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Huneeus Vintners	Debt-to-income ratio:	15.40%
Length of employment:	2 years	Location:	Lithonia, GA

Home town:
Current & past employers:	Huneeus Vintners
Education:

This borrower member posted the following loan description, which has not been verified:

577623 added on 11/21/09 > Purpose of loan: This loan will be used to pay the deductible for replacing the roof of my house, and full costs to repair my driveway, both damaged during the recent heavy rains.<br/>My financial situation: Good in general and looking to receive a bonus and raise at the beginning of the year.<br/><br/>Monthly net income: $ 6,855<br/><br/>Monthly expenses: $<br/> Housing: $ 1,300<br/> Car expenses: $ 625<br/> Utilities: $ 300<br/> Phone, cable, internet: $ 250<br/> Food, entertainment: $ 900<br/> Clothing, household expenses $ 300<br/> Credit cards and other loans: $1300<br/> Other expenses: $250<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,761.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461912	$6,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461912. Member loan 461912 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Newport Center Pharmacy	Debt-to-income ratio:	15.17%
Length of employment:	2 years	Location:	NEWPORT BEACH, CA

Home town:
Current & past employers:	Newport Center Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

577642 added on 11/19/09 > Very simple: I want a motorcycle again after not riding for a while and need a little extra help. My job is incredibly stable, the only reason I work part time is because I also have to volunteer at a physical therapy office for Graduate school.<br/> 577642 added on 11/19/09 > Budgeting every month for this is no problem and I anticipate paying this off before 36 months.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,855.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461919	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461919. Member loan 461919 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,167 / month
Current employer:	KP LOGISTICS	Debt-to-income ratio:	6.95%
Length of employment:	5 years	Location:	GLENDALE, CA

Home town:
Current & past employers:	KP LOGISTICS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,867.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461924	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461924. Member loan 461924 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Deloitte Tax LLP	Debt-to-income ratio:	13.09%
Length of employment:	2 years	Location:	Miami, FL

Home town:
Current & past employers:	Deloitte Tax LLP
Education:

This borrower member posted the following loan description, which has not been verified:

577660 added on 11/19/09 > I am two years out of college and currently working for a big 4 accounting firm as a CPA. I am very excited about proposing to my girlfriend of 5+ years and will be using these funds to purchase an engagement ring. The current economic environment has made it nearly impossible to get a personal loan from a major bank at a reasonable interest rate. I cannot justify paying 15-20+% in interest. Unfortunately, I do not have enough savings to cover the entire purchase. My father taught me the importance of establishing credit at a young age. As of September 2009 my credit score was 762. I am more than capable of affording the monthly payments. You would be playing a huge role in starting the next chapter of my life by funding my loan request. Thank you in advance.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,706.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461963	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461963. Member loan 461963 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Millennium Partners	Debt-to-income ratio:	22.22%
Length of employment:	2 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Millennium Partners
Education:

This borrower member posted the following loan description, which has not been verified:

577705 added on 11/19/09 > I am looking to consolidate high interest credit card debt.<br/><br/>Current annual income is $101,000 with monthly expenses of $3,500. <br/><br/>I will repay this loan using my $2,300 of monthly discretionary income.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,465.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462012	$6,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462012. Member loan 462012 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	12.36%
Length of employment:	n/a	Location:	TORRANCE, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

577764 added on 11/20/09 > To pay off CC with higher APR<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,243.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462020	$7,200	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462020. Member loan 462020 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Gulf States Toyota	Debt-to-income ratio:	17.94%
Length of employment:	10 + years	Location:	The Woodlands, TX

Home town:
Current & past employers:	Gulf States Toyota, Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

577787 added on 11/20/09 > We are just being caught a little short on available cash at this time- repayment is not an issue!! Thanks for your consideration!<br/> 577787 added on 11/20/09 > Debt consolidation/ car accident repairs/ a few small home repairs<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,820.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 462036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462036	$9,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462036. Member loan 462036 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	CVS	Debt-to-income ratio:	5.60%
Length of employment:	5 years	Location:	Locust Grove, GA

Home town:
Current & past employers:	CVS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,115.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462058	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462058. Member loan 462058 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	USDA Forest Service	Debt-to-income ratio:	8.31%
Length of employment:	10 + years	Location:	Bayfield, CO

Home town:
Current & past employers:	USDA Forest Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,627.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462068	$7,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462068. Member loan 462068 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Rockland Golf Course	Debt-to-income ratio:	5.38%
Length of employment:	7 years	Location:	WHITMAN, MA

Home town:
Current & past employers:	Rockland Golf Course
Education:

This borrower member posted the following loan description, which has not been verified:

577857 added on 11/23/09 > I plan on using this loan to consolidate two high interest credit cards. Once they are paid in full I'm going to close one of the accounts. I have never missed a payment nor have I only just paid the mininmum. Also, with the extra money I have from the loan I plan to make some much needed repairs to my car. If anyone has any question at all please feel free to E-mail me and I will respond as soon as possible.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,385.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462099	$1,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462099. Member loan 462099 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	PNC Bank	Debt-to-income ratio:	9.16%
Length of employment:	3 years	Location:	Lehigh Valley, PA

Home town:	Mountain View
Current & past employers:	PNC Bank, Hartford Financial Services Group, TJX Companies Inc.
Education:	Pennsylvania State University-Penn State Lehigh Valley, Northampton County Area Community College

This borrower member posted the following loan description, which has not been verified:

577908 added on 11/20/09 > I am getting rid of a store card that has a higher rate than LC loan.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,912.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462101	$17,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462101. Member loan 462101 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	GetFugu.com	Debt-to-income ratio:	2.19%
Length of employment:	< 1 year	Location:	Reseda, CA

Home town:
Current & past employers:	GetFugu.com
Education:

This borrower member posted the following loan description, which has not been verified:

577911 added on 11/20/09 > When can the fund be deposited?<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,646.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462105	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462105. Member loan 462105 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,090 / month
Current employer:	UPS	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

577917 added on 11/21/09 > The funds will be use to provide therapy for my Mom. <br/>For further info visit: www.burzynskiclinic.com<br/>I am a good candidate because I currently have 0 debt.<br/>The 0.0% debt-to-income posted on the profile is accurate.<br/>I am a Truck Driver for UPS . . . .a great deal of people<br/>in the US are either loosing their jobs, or getting major cutbacks. We at UPS are blessed to have lots of work and have not felt the recession, thats stability.<br/><br/>I would like to express my deepest gratitude to Lending Club and all the Lenders.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462129	$8,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462129. Member loan 462129 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,375 / month
Current employer:	Regus	Debt-to-income ratio:	24.63%
Length of employment:	< 1 year	Location:	Whittier, CA

Home town:
Current & past employers:	Regus
Education:

This borrower member posted the following loan description, which has not been verified:

577954 added on 11/20/09 > I plan to consolidate my debt with this loan and I never miss my credit card payments. I also have a wonderful steady job!<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,193.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462143	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462143. Member loan 462143 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,683 / month
Current employer:	General Electric	Debt-to-income ratio:	0.47%
Length of employment:	7 years	Location:	Oak Creek, WI

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

577981 added on 11/20/09 > Overview<br/>My company is an upscale women's clothing boutique that will open in March 2010 via storefront in Milwaukee, WI and via an e-commerce website. In addition to clothing and accessory offerings, the store will have exclusive personal style services, thus ensuring that our customers are well dressed. <br/><br/>Meeting Customer Needs<br/>An estimated 41% of US women are larger than a size 14, making up a critical mass of buying power eager to covet clothing. Yet there are significantly lower levels of satisfaction amongst plus sized shoppers than compared to non plus, thus creating an unique opportunity for new competition in the plus sized apparel market.<br/><br/>Management<br/>With over 20 years of combined experience in marketing and business operations, the co-owners have gathered the expertise to complement and grow the business. Our advisory team holds expertise in retail accounting, legal contracts, and public relations. <br/><br/>Finances<br/>The start-up costs for the business consist primarily of initial inventory, operation expenses, equipment and fixtures and are estimated at $110,000 of which the owners will inject 77%-$85,000. A remainder of 23%-$25,000 of start-up funds needs to be secured via either a private investor or bank loan.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,910.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462158	$10,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462158. Member loan 462158 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Hale Aircraft, Inc.	Debt-to-income ratio:	8.47%
Length of employment:	< 1 year	Location:	Newnan, GA

Home town:
Current & past employers:	Hale Aircraft, Inc., Hale Aircraft, Inc. *Hire Date 10/1998
Education:

This borrower member posted the following loan description, which has not been verified:

578005 added on 11/21/09 > Please note that my time with my current employer is more than 11 years. My credit report is inaccurate and is being corrected.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,041.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462167	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462167. Member loan 462167 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,250 / month
Current employer:	Merchants Leasing	Debt-to-income ratio:	10.39%
Length of employment:	6 years	Location:	Parkland, FL

Home town:
Current & past employers:	Merchants Leasing
Education:

This borrower member posted the following loan description, which has not been verified:

575156 added on 11/16/09 > Suffered extensive damage (burst pipes resulting in flooding) to primary residence. My homeowners insurance carries a $10,000 deductible.<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$215,372.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462171	$19,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462171. Member loan 462171 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.89%
Length of employment:	n/a	Location:	layton, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578022 added on 11/20/09 > We are a 15 year old company starting an Internet marketing campaign. We are using these funds to purchase banner ads. We have seen a 5 to 1 return on our invest so far.<br/><br/>I am currently retired but have a majority share in this company. <br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1965	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,039.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 462175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462175	$3,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462175. Member loan 462175 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Clearwire	Debt-to-income ratio:	9.42%
Length of employment:	3 years	Location:	Bothell, WA

Home town:
Current & past employers:	Clearwire
Education:

This borrower member posted the following loan description, which has not been verified:

578028 added on 11/20/09 > I have an effective interest rate of 18.25% with three outstanding credit balances. I would like to pay off those balances using this loan and would much rather pay interest to people willing to invest in my good name than a bank who considers me a number.<br/>I am a financial analyst at a growing company (one of the few growing company's currently) with job stability (been here 3 years) and low DTI. <br/>I'm in the process of verifying my income and I rent a townhome and have lived there for over a year. Any other questions, feel free to ask. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,087.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462192	$4,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462192. Member loan 462192 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	LexisNexis	Debt-to-income ratio:	15.76%
Length of employment:	< 1 year	Location:	Englewood, OH

Home town:
Current & past employers:	LexisNexis
Education:

This borrower member posted the following loan description, which has not been verified:

578054 added on 11/20/09 > Just need to consolidate a credit payment...Thanks..<br/> 578054 added on 11/21/09 > Error in my Info::: <br/>I have been with LexisNexs since June '00<br/> 578054 added on 11/21/09 > My financial situation:<br/>I have a wife who also works, she makes about $2500 a month. My car is paid off which gives me extra money each month. <br/><br/>Monthly net income: $5406.00<br/><br/>Monthly expenses: $1047.00<br/> Housing: 950<br/> Insurance: 47<br/> Car expenses: 0<br/> Utilities: 120<br/> Phone, cable, internet: 150<br/> Food, entertainment: 40<br/> Clothing, household expenses 150<br/> Credit cards and other loans: 40<br/> Other expenses: 0<br/> 578054 added on 11/22/09 > Delinquency 32 mos. ago was caused by incorrect setting on bank software. I thought bills were being paid.. They weren't...the error was mine....<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,007.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462193	$11,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462193. Member loan 462193 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Nextep	Debt-to-income ratio:	10.80%
Length of employment:	1 year	Location:	Moore, OK

Home town:
Current & past employers:	Nextep
Education:

This borrower member posted the following loan description, which has not been verified:

578055 added on 11/20/09 > Going through Divorce, need to consolidate debt. Please help.<br/> 578055 added on 11/21/09 > I just found out my credit score is 709. I have had near perfect credit since I was about 18. I am going through my first divorce and need to consolidate debt. Thank you so much for all of your help. God bless.<br/> 578055 added on 11/22/09 > I estimate this loan to save me about $200 each month. Thank you for your support.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,631.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462195	$24,250	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462195. Member loan 462195 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Comcast Cable	Debt-to-income ratio:	18.68%
Length of employment:	4 years	Location:	LEVITTOWN, PA

Home town:
Current & past employers:	Comcast Cable
Education:

This borrower member posted the following loan description, which has not been verified:

578057 added on 11/21/09 > Consolidating debt to make combined monthly payments more manageable.<br/> 578057 added on 11/21/09 > Consistently on time with payments and often pay greater than the minimum due.<br/> 578057 added on 11/21/09 > Good credit is key also, this loan will help improve my credit score in the future and help build a foundation for other ventures.<br/> 578057 added on 11/21/09 > Current employment as lasted for 4 1/2 years and in the new year there will be a new position available which will bring further growth in my career and as a person.<br/> 578057 added on 11/21/09 > My goal is to pay off my debt in a reasonable time frame so as to pursue new dreams and bigger goals.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,542.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462212	$7,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462212. Member loan 462212 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Lynn University	Debt-to-income ratio:	13.61%
Length of employment:	3 years	Location:	Lauderhill, FL

Home town:
Current & past employers:	Lynn University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,250.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462218	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462218. Member loan 462218 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Jenkins County BOE	Debt-to-income ratio:	20.69%
Length of employment:	2 years	Location:	Statesboro, GA

Home town:
Current & past employers:	Jenkins County BOE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,078.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462230	$3,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462230. Member loan 462230 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Continental for FIGA	Debt-to-income ratio:	19.31%
Length of employment:	10 + years	Location:	tallahassee, FL

Home town:
Current & past employers:	Continental for FIGA
Education:

This borrower member posted the following loan description, which has not been verified:

578108 added on 11/20/09 > Current Lending Club member for over a year who has received notice as a good standing member can apply for another loan. So applying for another (smaller loan) at this time for more debt consolidation.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,660.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462232	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462232. Member loan 462232 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.16%
Length of employment:	n/a	Location:	van nuys, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578113 added on 11/20/09 > i am going to vacation to Giorgia country for 2 weeks i need to pay all expenses there i was told that 90 % percent of the places they don't take credit cards so i need a cash loan<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,295.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 462237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462237	$4,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462237. Member loan 462237 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,917 / month
Current employer:	JP Morgan	Debt-to-income ratio:	22.51%
Length of employment:	< 1 year	Location:	manalapan, NJ

Home town:
Current & past employers:	JP Morgan
Education:

This borrower member posted the following loan description, which has not been verified:

389984 added on 11/20/09 > I plan on using the funds to pay some unexpected Medical Bills. I receive my Annual Bonus in February and will look to paydown this Loan Early. Have Good Credit.... Credit History 16 years and never late. Job is extremely Stable. Easy money to the person who funds this Loan Request!!!<br/> 389984 added on 11/21/09 > FYI, Lending CLub is currently showing my employment as <1 year. That is becuase I had worked for Bear Stearns for 10 years and Bear was taken over in March of 2008. JP Morgan has grandfather in the Bear employees. Therefore, I am viewed as an employee with 12 years of service. Which is why I say that I have a Stable Job.<br/> 389984 added on 11/21/09 > I would like to thank everyone who has viewed my loan request. Regardless, of whether or not you have decided to loan me a $1 or more than a $1. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$197,987.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462245	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462245. Member loan 462245 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Executive Hotels Vintage Court	Debt-to-income ratio:	24.10%
Length of employment:	2 years	Location:	Walnut Creek, CA

Home town:	Vallejo
Current & past employers:	Executive Hotels Vintage Court, Kimpton Hotels: Argonaut Hotel, San Francisco, Kimpton Hotels: Harbor Court Hotel, San Francisco, Atherton Hotel at OSU
Education:	Oklahoma State University-Main Campus, Murray State College, Oklahoma State University-Okmulgee

This borrower member posted the following loan description, which has not been verified:

578132 added on 11/20/09 > Help my partner and I overcome a difficult year. Because of some medical issues this year, I had to work fewer hours, leaving us short on cash to cover living expenses and relying on credit cards too much. However, life is normal again and I am working full time. But because of these credit card debts, differing due dates and interest rates, it's difficult for us pay them off and not affect our ability to pay other bills.<br/><br/>Patelco Visa $901 14.9%<br/>HSBC Discover $280 14.99%<br/>HSBC MC $676 14.9%<br/>Juniper Card $1,210 22.4%<br/>Barclay Card $220 20.74%<br/>Capital One $1,800 22.9%<br/><br/>These total a bit more than $5,000, but am adding on the few extra hundred to help jump start savings and to cover any fees/charges that may occur.<br/> 578132 added on 11/20/09 > Patelco Visa $901 14.9%<br/>HSBC Discover $280 14.99%<br/>HSBC MC $676 14.9%<br/>Juniper Card $1,210 22.4%<br/>Barclay Card $220 20.74%<br/>Capital One $1,800 22.9%<br/><br/>These total a bit more than $5,000, but am adding on the few extra hundred to help jump start savings and to cover any fees/charges that may occur.<br/> 578132 added on 11/21/09 > I failed to note above that I didn't add my partners income, for the record, his gross income is $52,000 per year.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	61
Revolving Credit Balance:	$4,136.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462268	$3,250	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462268. Member loan 462268 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	HISD	Debt-to-income ratio:	6.13%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	HISD
Education:

This borrower member posted the following loan description, which has not been verified:

578185 added on 11/21/09 > I plan on using the funds to payoff a student loan and to have cash reserves for unexpected exspenses. I feel I am a good borrower because my monthly bills and exspenses can easily be covered by my monthly income. I am also in excellent credit standing, and have never had a problem paying bills on time. I am a first year science teacher, and soon to be coach in the Houston area. I feel this job is very stable because teachers are always in need.<br/> 578185 added on 11/21/09 > This loan is also going to be used to lower my credit card bill.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,708.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462277	$6,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462277. Member loan 462277 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	carrabbas italian grille	Debt-to-income ratio:	9.65%
Length of employment:	2 years	Location:	whitehall, PA

Home town:
Current & past employers:	carrabbas italian grille
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,380.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 462284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462284	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462284. Member loan 462284 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	quietflex	Debt-to-income ratio:	24.55%
Length of employment:	< 1 year	Location:	WAPWALLOPEN, PA

Home town:
Current & past employers:	quietflex
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,594.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462306	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462306. Member loan 462306 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,667 / month
Current employer:	Gentiva Health Services	Debt-to-income ratio:	12.52%
Length of employment:	10 + years	Location:	SMYRNA, GA

Home town:
Current & past employers:	Gentiva Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

578250 added on 11/21/09 > Thanks<br/> 578250 added on 11/22/09 > I've just moved from an apartment to a new home. The money I'm hoping to borrow will be used to purchase additional furniture and other things need in the new home. <br/>My credit records shows I always pay my debts on time.<br/>There is enough money in my monthly budget which will allow me to meet the terms of this loan.<br/>I've worked at my current job with a great company for over 10 years.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,245.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 462312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462312	$9,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462312. Member loan 462312 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,775 / month
Current employer:	State of New Mexico	Debt-to-income ratio:	11.14%
Length of employment:	2 years	Location:	Santa Fe, NM

Home town:
Current & past employers:	State of New Mexico
Education:

This borrower member posted the following loan description, which has not been verified:

578261 added on 11/21/09 > I plan to use the money to payoff credit cards $2500-3000. The remaining will be used on investments. I believe I am a good borrower due to having no rent or mortgage payments. My car is paid off. Other than the $200 I have been paying on my credit cards each month my largest bill is my cell phone bill, which in under $100. My total monthly expenses comes out to roughly $700 and my monthly gross income is over 3x's my expenses. I am a college graduate and work for State of New Mexico, although we will be incurring furloughs, my job is said to be secure.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,279.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462313	$3,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462313. Member loan 462313 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Spherion	Debt-to-income ratio:	12.21%
Length of employment:	< 1 year	Location:	Greensburg, PA

Home town:
Current & past employers:	Spherion
Education:

This borrower member posted the following loan description, which has not been verified:

578263 added on 11/22/09 > I want to borrow money to finally purchase an engagement ring for my girlfriend. We've been together for 4.5 years and she's been waiting forever to get married. My plan was to have my career fully underway before marriage, but she is really depressed having to wait so long, while seeing all of her friends, cousins, etc. get married and start familes.<br/>I assure that all payments will be on time.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	68
Revolving Credit Balance:	$1,772.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462318	$4,750	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462318. Member loan 462318 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	National Enterprise systems	Debt-to-income ratio:	18.27%
Length of employment:	< 1 year	Location:	Warrensville Hts , OH

Home town:
Current & past employers:	National Enterprise systems
Education:

This borrower member posted the following loan description, which has not been verified:

578271 added on 11/23/09 > This loan will be used to purchase supplies and equipment strictly for business use. Specifically used for plowing, transporting supplies for property preservation projects and landscaping. My company does the grounds keeping and property preservation of bank owned properties (foreclosures) and we are responsible for keeping the properties accessible for realtors, inspectors, etc. Also we subcontract work for various cities having vacant properties.... The third aspect of the business is the property management aspect of the business where we take percentage of the rents and do the marketing, collecting of rents, responding to various problems that may arise and interviewing and selecting tenants for our clients... <br/><br/>We are hard working individuals, Chasing the American Dream, While expanding our range of services offered and creating jobs one at a time....<br/>

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$14,940.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462326	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462326. Member loan 462326 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Liz Lerman Dance Exchange	Debt-to-income ratio:	12.85%
Length of employment:	1 year	Location:	Takoma Park, MD

Home town:
Current & past employers:	Liz Lerman Dance Exchange
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

578284 added on 11/21/09 > Receiving this loan will allow me to pay off two lines of credit at higher interest rates. That will free up my income so that I can pursue further education. I currently work at a job I like in which I make valuable contributions to my organization, so I anticipate that I'll continue to be employed and have the ability to make my monthly payments. I have a history of reliable and timely payment and am very motivated to participate in a positive way in this process.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	65
Revolving Credit Balance:	$1,438.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462344	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462344. Member loan 462344 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	ASRC Communications	Debt-to-income ratio:	14.93%
Length of employment:	3 years	Location:	Sierra Vista, AZ

Home town:
Current & past employers:	ASRC Communications
Education:

This borrower member posted the following loan description, which has not been verified:

578313 added on 11/21/09 > I just want to put all my higher interest rate credit card balances into one account with a good interest rate. I'm tired of sending multiple payments to multiple cards. I want to pay them off and cancel them, I have no need for most of my credit cards anymore since I try to pay cash for everything. I have a very stable job and life and appreciate any assistance anyone can give me in trying to tie up the final loose ends in my finances.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	31
Revolving Credit Balance:	$11,358.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462366	$2,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462366. Member loan 462366 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,060 / month
Current employer:	Mission Care Registry, Inc.	Debt-to-income ratio:	0.82%
Length of employment:	< 1 year	Location:	Cerritos, CA

Home town:
Current & past employers:	Mission Care Registry, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462377	$24,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462377. Member loan 462377 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	ADAPTIVE CURRICULUM	Debt-to-income ratio:	16.45%
Length of employment:	2 years	Location:	GILBERT, AZ

Home town:
Current & past employers:	ADAPTIVE CURRICULUM
Education:

This borrower member posted the following loan description, which has not been verified:

578378 added on 11/21/09 > I AM CONSILADATING CREDIT CARDS FROM TRAVEL FROM MY BUSINESS AS I TRAVEL EVERY WEEK BACK EAST ANDIT TAKES SOME TIME TOGET REIMBURSED<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	57
Revolving Credit Balance:	$54,188.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462392	$15,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462392. Member loan 462392 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	TIAA-CREF	Debt-to-income ratio:	11.12%
Length of employment:	3 years	Location:	Woodside, NY

Home town:
Current & past employers:	TIAA-CREF
Education:

This borrower member posted the following loan description, which has not been verified:

578404 added on 11/21/09 > These funds will be used to consolidate my credit card debt, which carries an interest rate up to 26%. By consolidating at a lower (but still generous!) rate I can divert the excessive interest I'm currently paying towards principal. Everyone wins, except my credit card company.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,435.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 462396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462396	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462396. Member loan 462396 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,817 / month
Current employer:	custom courier	Debt-to-income ratio:	15.02%
Length of employment:	2 years	Location:	syracuse, NY

Home town:
Current & past employers:	custom courier
Education:

This borrower member posted the following loan description, which has not been verified:

578411 added on 11/21/09 > the loan is to pay off all my credit card debt. i have been a supervisor for a transportation company for about 4 years. the company is growing and very stable. with this loan my total cost for expenses including my mortgage is less than 40 % of my gross pay.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	35
Revolving Credit Balance:	$8,556.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462447

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462447	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462447. Member loan 462447 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	City of Pembroke Pines	Debt-to-income ratio:	7.31%
Length of employment:	9 years	Location:	Sunrise, FL

Home town:
Current & past employers:	City of Pembroke Pines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,412.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462464	$14,100	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462464. Member loan 462464 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Phoenixville Hospital	Debt-to-income ratio:	20.91%
Length of employment:	7 years	Location:	Collegeville, PA

Home town:
Current & past employers:	Phoenixville Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

578541 added on 11/22/09 > Thank You So Very Very Much<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,613.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462498	$4,475	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462498. Member loan 462498 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.91%
Length of employment:	n/a	Location:	rancho palos verdes, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578605 added on 11/22/09 > This past summer my daughter finalized the purchase of her fist house. I am very excited as I am proud. This loan is for me to be able to help her with repairs and decor for the new place. She has worked very hard to get here, and to show her how proud my husband and I are we decided taking out a small loan to help with the finishing touches would be the perfect way to do so. Thank you for reading. All The Best...<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	37
Revolving Credit Balance:	$7,052.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462505	$4,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462505. Member loan 462505 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,851 / month
Current employer:	Department of Justice	Debt-to-income ratio:	22.62%
Length of employment:	< 1 year	Location:	Beaumont, CA

Home town:
Current & past employers:	Department of Justice
Education:

This borrower member posted the following loan description, which has not been verified:

578616 added on 11/22/09 > I have the partial funds for the surgery, but they were able to "squeeze" me in on 12/10/09!! I really wanted to take advantage of this opportunity and my employer is willing to grant me the time off even though I am giving them short notice.....I just need to come up with the remaining funds, which brought me here....to the Lending Club.<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	37
Revolving Credit Balance:	$4,619.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 462526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462526	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462526. Member loan 462526 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	18.48%
Length of employment:	3 years	Location:	long island city, NY

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

578657 added on 11/22/09 > I am looking to refinance my credit cards. I was never late on any payments. I always pay back.<br/> 578657 added on 11/22/09 > I am looking to refinance my credit cards. I was never late on my credit card payments. I will pay back<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,862.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462531	$5,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462531. Member loan 462531 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Northwest Airlines	Debt-to-income ratio:	14.97%
Length of employment:	< 1 year	Location:	Apple Valley, MN

Home town:
Current & past employers:	Northwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

578661 added on 11/22/09 > I plan to use the funds to consolidate two credit card balances. I have excellent credit and a proven record of repaying monthly obligations. I have a stable job (10 plus years) and will make automatic payments for this loan each month.<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	6
Revolving Credit Balance:	$11,484.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462543	$3,800	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462543. Member loan 462543 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	7.61%
Length of employment:	n/a	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578650 added on 11/22/09 > I am applying for this loan on behalf of my brother. I will be the guaranteeor on this loan.<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,693.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462584	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462584. Member loan 462584 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	NetSpend	Debt-to-income ratio:	12.96%
Length of employment:	2 years	Location:	austin, TX

Home town:
Current & past employers:	NetSpend, Dell Inc.
Education:	Texas A & M University, College Station

This borrower member posted the following loan description, which has not been verified:

578761 added on 11/22/09 > These funds will be used primarily to consolidate debt on several lines of credit. I am an excellent borrower - I have never had a late or delinquent payment on any line of credit, which my credit score shows. My committment right now is to pay off debt, so consolidating my lines of credit into a fixed 36 month loan is the best way to do that.<br/> 578761 added on 11/23/09 > I have been with my current company for 2 years, but prior to this I was at Dell for 7+ years. I have extremely stable job history.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,404.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462605	$10,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462605. Member loan 462605 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Time Warner Inc	Debt-to-income ratio:	7.11%
Length of employment:	5 years	Location:	Columbia, SC

Home town:
Current & past employers:	Time Warner Inc
Education:

This borrower member posted the following loan description, which has not been verified:

578803 added on 11/22/09 > The purpose of loan is to us funds to finance patio room addition. The rate here is muchlower than that offered by the builder. To make other home repirs, such as painting exterior. My property islocated in an appreciating Neighborhood, which I intend to maximize by making the Patio Room addition. The home accross the street sold within 30 days and there was a major profit by previous owner. The South Carolina Real Estate Market has stablized and properties are increasing here, along with the NYSE. My home has recently been appraised above market with equity. I do not intend to sellanytime soon (at least not within the next five years. We have been residing here since 2003. We intend to make additional payments on the laon here and have it piad off within 24 months. And, I thank and bless Lending CLub for the great interest rate.<br/> 578803 added on 11/22/09 > I AM also going to use some of the funds to begin investing in LendingClub. My employment is very stable and I have been with the company in IT department of Cable TV Company since 2003. THe cable Industry is a stable field. My monthly budget is expenses are $3252.00, my Income after taxes is $4782.00, leaving a surplus of $1530.00 of which mostly goes to 401k Retirement, Emergency Life Funds and College Fund.<br/> 578803 added on 11/23/09 > Additionally, the build-out of the patio room will costs around $9500.00 after coupon discounts credits by builder (CHAMPION). Addtionally, there we will get a tax credit of $1500.00 from IRS for Build-out of Patioroom. The tax credit of $1500 and the $900 excess from loan will be used to pay down revolving credit balance.<br/> 578803 added on 11/23/09 > ADDITIONAL ANSWER FOR "ROADTRIP"....Accounts previous to 2003 were closed and or removed due to severe Identity Theft, and some were joint accounts, etc. I simply cleaned report up and started from scratch. With additional safeguards to my Credit Information Files.<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,014.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433805	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433805. Member loan 433805 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	J F Shea Co., Inc.	Debt-to-income ratio:	13.16%
Length of employment:	6 years	Location:	Long Beach, CA

Home town:
Current & past employers:	J F Shea Co., Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am interested in immediately paying down credit card debt at a lower rate. None of the loan amount will be utilized for anything other than the repayment of credit card debt. While the credit card rates are not currently too high, I am being conservative and would prefer the stability of a fixed rate. I've been working in my career field for 17+ years and have been with my current employer for nearly 7 years. 517070 added on 11/23/09 > Thank you for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,059.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455309	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455309. Member loan 455309 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,956 / month
Current employer:	Quail Industries, Inc.	Debt-to-income ratio:	6.77%
Length of employment:	9 years	Location:	Dos Palos, CA

Home town:	Hollister
Current & past employers:	Quail Industries, Inc.
Education:	Maranatha Baptist Bible College Inc.

This borrower member posted the following loan description, which has not been verified:

564597 added on 11/23/09 > I've been an employee in a small, family owned business for about 9 1/2 years. For the last three years it has been just the owner and me. Owner has presented me the opportunity to buy the business from him. This $20,000 ($19,250 after LendingClub fees) will allow me to buy this business, set up an office in my home and purchase some new equipment.<br/>

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$879.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456373	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456373. Member loan 456373 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,783 / month
Current employer:	n/a	Debt-to-income ratio:	14.70%
Length of employment:	n/a	Location:	EPHRATA, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566655 added on 11/23/09 > Plan to have only one monthly payment for debt.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,474.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458732	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458732. Member loan 458732 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,417 / month
Current employer:	Client Strategy Group	Debt-to-income ratio:	14.30%
Length of employment:	5 years	Location:	NORTH ROYALTON, OH

Home town:
Current & past employers:	Client Strategy Group
Education:

This borrower member posted the following loan description, which has not been verified:

571219 added on 11/23/09 > The funds will be used to consolidate credit card payments at a competitive rate. I would rather pay the interest to all of you! I can afford the payments now, this will allow me to become debt free again while paying less per month.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,098.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459067

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459067	$6,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459067. Member loan 459067 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Jackson County Sheriff	Debt-to-income ratio:	12.28%
Length of employment:	2 years	Location:	Lula, GA

Home town:
Current & past employers:	Jackson County Sheriff
Education:

This borrower member posted the following loan description, which has not been verified:

571979 added on 11/23/09 > Haven't used a credit card in over a year and just want to get rid of them entirely.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,437.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459286	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459286. Member loan 459286 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	ADT Security Services	Debt-to-income ratio:	15.79%
Length of employment:	3 years	Location:	VAN NUYS, CA

Home town:
Current & past employers:	ADT Security Services
Education:

This borrower member posted the following loan description, which has not been verified:

572390 added on 11/23/09 > Personal Freedom from Someone elses bad decisions...(BofA)<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	38
Revolving Credit Balance:	$17,704.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461743	$14,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461743. Member loan 461743 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Elite Venture Partners	Debt-to-income ratio:	6.04%
Length of employment:	< 1 year	Location:	new york, NY

Home town:
Current & past employers:	Elite Venture Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,264.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461846	$14,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461846. Member loan 461846 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Missouri State Highway Patrol	Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	HALLTOWN, MO

Home town:
Current & past employers:	Missouri State Highway Patrol
Education:

This borrower member posted the following loan description, which has not been verified:

577470 added on 11/23/09 > Pay off personal Debt and auto Repairs<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462164	$3,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462164. Member loan 462164 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	eddie bauer	Debt-to-income ratio:	5.50%
Length of employment:	< 1 year	Location:	fort worth, TX

Home town:
Current & past employers:	eddie bauer
Education:

This borrower member posted the following loan description, which has not been verified:

578013 added on 11/23/09 > Hello, I am looking to get a loan to consolidate all of my debts into one. Over the past year I have moved from Michigan to Texas because of economical reasons and to pursuit my career as a firefighter. Now that I have found a great job as a manager at Eddie Bauer, I can finish up one class I have to take and I can take care of some debt that I have acquired throughout the moving process. <br/>I have great credit and believe that this is a good financial move in my situation.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	1
Revolving Credit Balance:	$2,852.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462244	$17,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462244. Member loan 462244 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,103 / month
Current employer:	County of San Diego	Debt-to-income ratio:	20.85%
Length of employment:	3 years	Location:	Chula Vista, CA

Home town:
Current & past employers:	County of San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

578131 added on 11/23/09 > I would just like to get all my debts consolidated into one payment at an interest rate lower than what the credit card companies are billing. I have a stable job and will get a 5% raise the coming year. I have been with this company for over 3 years. I always pay my bills on time, and have absolutely no late payments on my credit history. My husband and I make more than $6000/month net, and the payment will come out of our joint account.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,859.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462595	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462595. Member loan 462595 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$30,000 / month
Current employer:	POMOCO Auto Group	Debt-to-income ratio:	2.90%
Length of employment:	< 1 year	Location:	Newport News, VA

Home town:
Current & past employers:	POMOCO Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

578780 added on 11/23/09 > This loan is to help refinance my only active credit card, the rate for which nearly doubled recently.<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1976	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	46
Revolving Credit Balance:	$6,887.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462617	$8,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462617. Member loan 462617 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	cejas store	Debt-to-income ratio:	1.02%
Length of employment:	< 1 year	Location:	PARAMOUNT, CA

Home town:
Current & past employers:	cejas store
Education:

This borrower member posted the following loan description, which has not been verified:

578829 added on 11/23/09 > im going to use the funds on helping my friend with the funeral costs of his family member. im a good person and i always pay everything on time.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$233.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462629	$6,250	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462629. Member loan 462629 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	3.06%
Length of employment:	n/a	Location:	Export, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578866 added on 11/23/09 > Excellent credit, very stable<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1967	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,152.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462643	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462643. Member loan 462643 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,092 / month
Current employer:	Johnson & Johnson	Debt-to-income ratio:	16.56%
Length of employment:	1 year	Location:	CINCINNATI, OH

Home town:
Current & past employers:	Johnson & Johnson
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

578888 added on 11/23/09 > In February, shortly before our first daughter was born, my wife and I made a commitment to get our credit card debt under control. Since February we have paid off 3 credit cards and have only made a small handful of charges, mostly for emergencies. The two cards remaining have very large balances and only paying the minimums would take years to payoff. We're planning to use the funds from this loan to all but knock out those last 2 cards (one has a balance of $8,100 the other $7,500).<br/><br/>We have also gotten our monthly spending under control and have setup a budget over the last couple months. The budget consistently runs a surplus that will allow us to easily take on the extra payment of this loan.<br/><br/>I have held a steady job with J&J for the last 1.5 years. I also worked for them as a co-op while in college. Upon graduating I accepted a position with the company in one of their leadership development programs. I just received a promotion and the resulting pay raise should go into effect in the next month.<br/> 578888 added on 11/23/09 > My DTI is on the high side because I paid for college myself, mostly through student loans. I recently consolidated my federal student loans and reduced my monthly payments by $140 a month.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,109.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462644	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462644. Member loan 462644 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,817 / month
Current employer:	OB GYN Associates, PC	Debt-to-income ratio:	21.76%
Length of employment:	4 years	Location:	YONKERS, NY

Home town:
Current & past employers:	OB GYN Associates, PC
Education:

This borrower member posted the following loan description, which has not been verified:

578890 added on 11/23/09 > My plan for the funds are to consolidate current debts to clear way for future education for my career. I have opportunity to advance further into medical field within my company. I work for top 10 OB/GYN practice in New York City very stable and have excellent relations with employer. I am responsible and make payments over the required payment amounts. My budget is fine and my credit is good... I just want to make financial matters more better and resolve it faster.<br/> 578890 added on 11/23/09 > The funds will pay off all the credit cards/lines. I can then budget and save the funds for my education. I would be eternally grateful for your help and I in turn to pay it forward.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	69
Revolving Credit Balance:	$24,127.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462651	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462651. Member loan 462651 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,585 / month
Current employer:	Military	Debt-to-income ratio:	11.94%
Length of employment:	10 + years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	Military
Education:

This borrower member posted the following loan description, which has not been verified:

578905 added on 11/23/09 > While on deployment, I had some credit cards on auto payment, not knowing that the billing will change depending on the date that you pay. I was charged late fees and Interest rate went through the roof. With these cards and my A/C unit going out in my home here in FL., I feel that I need to do something be for things get out of control. Thanks for your time.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,264.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462660	$19,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462660. Member loan 462660 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Saint Paul, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578919 added on 11/23/09 > personal loan<br/> 578919 added on 11/23/09 > i alway pay on time.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	33
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462662	$6,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462662. Member loan 462662 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	MetLife	Debt-to-income ratio:	17.88%
Length of employment:	< 1 year	Location:	CLARKS SUMMIT, PA

Home town:
Current & past employers:	MetLife
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	34	Months Since Last Delinquency:	14
Revolving Credit Balance:	$52,742.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 462688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462688	$8,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462688. Member loan 462688 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	The Home Depot	Debt-to-income ratio:	14.06%
Length of employment:	5 years	Location:	Bridgeton, NJ

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,317.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462689	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462689. Member loan 462689 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	11.18%
Length of employment:	n/a	Location:	Bronson, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578977 added on 11/23/09 > If funded this loan will be used to consolidate debt. Within the next 5 years I hope to be out of debt and able to retire. I have been self-employed for 16 years as a freight dispatcher. Please ask any questions I will be happy to answer them. Thanks for any and all bids.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	37
Revolving Credit Balance:	$73,196.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462696	$9,600	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462696. Member loan 462696 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Department of Veteran Affairs	Debt-to-income ratio:	5.81%
Length of employment:	7 years	Location:	Houston, TX

Home town:
Current & past employers:	Department of Veteran Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

578990 added on 11/23/09 > This will loan, if provided, will pay off my car note, all my credit cards and will GREATLY assist me towards my rent which went from 600/mo plus 1/2 the bills to 1200/mo plus all the bills. I am hoping to shortly find another roommate since I have lived in this house for 12 years and to me it is home.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	4
Revolving Credit Balance:	$3,125.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462697	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462697. Member loan 462697 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	SimCom	Debt-to-income ratio:	10.43%
Length of employment:	< 1 year	Location:	ORLANDO, FL

Home town:
Current & past employers:	SimCom
Education:

This borrower member posted the following loan description, which has not been verified:

578992 added on 11/23/09 > Thank you. I plan on correcting some small debt and making my truck run smooth. I have a stable job and plan on paying off this loan early. Thanks again<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,063.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462699	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462699. Member loan 462699 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.94%
Length of employment:	n/a	Location:	Colorado Springs, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	78
Revolving Credit Balance:	$6,004.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462705	$2,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462705. Member loan 462705 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	timberline Construction, Inc	Debt-to-income ratio:	15.23%
Length of employment:	9 years	Location:	Rapid City, SD

Home town:
Current & past employers:	timberline Construction, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,763.00	Public Records On File:	1
Revolving Line Utilization:	78.10%	Months Since Last Record:	76
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462714	$16,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462714. Member loan 462714 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Sciele Pharma inc	Debt-to-income ratio:	20.64%
Length of employment:	3 years	Location:	Long Beach, NY

Home town:
Current & past employers:	Sciele Pharma inc
Education:

This borrower member posted the following loan description, which has not been verified:

579018 added on 11/23/09 > Need the money to consolidate debt. I am currently a pharma sales rep full time. Also, I pay my bills on time.<br/> 579018 added on 11/23/09 > also i make 52,000 a year plus bonus every qaurter which ranges between 4-6 thousand dollars<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,725.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462715	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462715. Member loan 462715 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Southern Union Community College	Debt-to-income ratio:	6.09%
Length of employment:	2 years	Location:	Auburn, AL

Home town:
Current & past employers:	Southern Union Community College
Education:

This borrower member posted the following loan description, which has not been verified:

579019 added on 11/23/09 > This is a loan for a 2002 Timberland Bunkhouse Travel Trailer.<br/> 579019 added on 11/23/09 > correction Timberlodge Bunkhouse<br/>

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,360.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462734	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462734. Member loan 462734 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Insight Global, Inc.	Debt-to-income ratio:	4.88%
Length of employment:	2 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Insight Global, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

579058 added on 11/23/09 > I am using the funds to pay off my debt. I am the HR Manager at my company and have an excelent history of paying my bills on time! With my salary I am able to comfortably afford the monthly payment in addition to my regular monthly bills.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	48
Revolving Credit Balance:	$8,436.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462750	$8,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462750. Member loan 462750 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	pullen bros	Debt-to-income ratio:	4.52%
Length of employment:	< 1 year	Location:	lakeland, FL

Home town:
Current & past employers:	pullen bros
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,203.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462753	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462753. Member loan 462753 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,214 / month
Current employer:	PPA Property Services I, LLC	Debt-to-income ratio:	14.05%
Length of employment:	< 1 year	Location:	Brewster, NY

Home town:
Current & past employers:	PPA Property Services I, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

579089 added on 11/23/09 > I am asking for this loan to pay off the balances I have on my credit cards. I have a good solid job and have been trying very hard over the past nine months to pay down my debt. My husband passed away nine months ago and we did not have life insurance do to the fact that he was unemployed. I want to clean up my finances and make a fresh start. Thank you for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	28	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,407.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462760	$5,400	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462760. Member loan 462760 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,915 / month
Current employer:	Saint Jacques	Debt-to-income ratio:	11.78%
Length of employment:	2 years	Location:	GLADSTONE, MI

Home town:
Current & past employers:	Saint Jacques
Education:

This borrower member posted the following loan description, which has not been verified:

579105 added on 11/23/09 > Have stable income and have c borrower needing to pay for unexpected bills.<br/> 579105 added on 11/23/09 > This loan is very important to me and I am hopeful it will be funded quickly<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,490.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462768	$24,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462768. Member loan 462768 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Superior Assets	Debt-to-income ratio:	0.50%
Length of employment:	2 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Superior Assets
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	34
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	4.37%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 462772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462772	$1,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462772. Member loan 462772 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,888 / month
Current employer:	AIG	Debt-to-income ratio:	14.62%
Length of employment:	3 years	Location:	WESTWOOD, NJ

Home town:
Current & past employers:	AIG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,684.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 462778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462778	$16,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462778. Member loan 462778 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	9.35%
Length of employment:	n/a	Location:	Flower Mound, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

579132 added on 11/23/09 > PURPOSE OF LOAN<br/>Development of new product to meet growing market demand. I???d be happy to provide a link to my company???s website to learn more about our business. I appreciate your time and interest.<br/><br/>WHY I AM AN EXCELLENT CANDIDATE FOR THIS LOAN<br/><br/>??? Owner of a fast-growing, stable business with substantial positive difference in personal net income per month compared to monthly expenses<br/>??? Over $45,000 contracted A/R due within 90 days<br/>??? Excellent borrower payment history<br/>??? Access to a variety of liquid assets if needed<br/>??? Home-owner with positive equity<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,379.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462798	$9,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462798. Member loan 462798 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	THE ROOSEVELT HOTEL	Debt-to-income ratio:	10.30%
Length of employment:	< 1 year	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	THE ROOSEVELT HOTEL
Education:

This borrower member posted the following loan description, which has not been verified:

579164 added on 11/23/09 > GOOD ON TIME PAYMENT<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	64
Revolving Credit Balance:	$20,989.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462805	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462805. Member loan 462805 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,855 / month
Current employer:	Department of Veterans Affair	Debt-to-income ratio:	9.75%
Length of employment:	7 years	Location:	Richmond Hill, NY

Home town:
Current & past employers:	Department of Veterans Affair
Education:

This borrower member posted the following loan description, which has not been verified:

579176 added on 11/23/09 > I have been working at the Veterans Hospital in Queens, NY for 7 years, but have received my 15 year pin for total government service that includes my active duty with the U.S. Navy. Previous to my employment at the Queens VA Hospital I worked at the Metropolitan Detention Center (federal prison) and previous to that at the Brooklyn VA Hospital. My credit card companies have begun to raise their APR and at that rate I will be unable to pay off my credit cards. If I am to purchase my first home in the near future, I cannot have these credit card debts and a mortgage as well. I am currently looking for a part time job to double on payments to get out of these credit card debts before the 3 year loan period. I miss having very little to no debt and now will not be able to buy my first home until these debts are settled.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,368.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462808

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462808	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462808. Member loan 462808 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Green Tree Servicing Corp	Debt-to-income ratio:	12.03%
Length of employment:	< 1 year	Location:	St Paul, MN

Home town:
Current & past employers:	Green Tree Servicing Corp
Education:

This borrower member posted the following loan description, which has not been verified:

579180 added on 11/23/09 > thank you<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,197.00	Public Records On File:	1
Revolving Line Utilization:	53.30%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462809	$3,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462809. Member loan 462809 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,438 / month
Current employer:	St Josephs Hospital	Debt-to-income ratio:	15.92%
Length of employment:	4 years	Location:	Baldwinsville, NY

Home town:
Current & past employers:	St Josephs Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	72
Revolving Credit Balance:	$16,116.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462824	$14,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462824. Member loan 462824 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	US Navy	Debt-to-income ratio:	21.91%
Length of employment:	10 + years	Location:	goose Creek, SC

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	42	Months Since Last Delinquency:	13
Revolving Credit Balance:	$14,200.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462848	$5,300	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462848. Member loan 462848 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,051 / month
Current employer:	Department of Defence	Debt-to-income ratio:	20.73%
Length of employment:	10 + years	Location:	Ogden, UT

Home town:
Current & past employers:	Department of Defence
Education:

This borrower member posted the following loan description, which has not been verified:

577625 added on 11/23/09 > I retire in 5 years, this is to Zeor out my cards and be out of debt before I retire.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,313.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462851	$22,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462851. Member loan 462851 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Inenvi, LLC	Debt-to-income ratio:	9.69%
Length of employment:	3 years	Location:	Henderson, NV

Home town:
Current & past employers:	Inenvi, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

579269 added on 11/23/09 > I am a great candidate for this loan because I am an extremely honest and responsable person. I pay all my bills at least a week before their due date, always on time, and I always pay them until they are paid off. The only reason my credit is not even higher is because I am a foreigner and dont have enough credit history since I have only been in the States for 4 years. <br/><br/>I have been a software engineer for the same company for almost 4 years now and that by itself allows me to pay this loan confortably. I addiction to that, I have a second job that provides me with extra income but since Lending Club only allows me to add one source of income on the loan application I had to leave it out. Alos, my total monthly expenses with rent and utilities is only $500 and I have no car payments either. <br/><br/>Besides all that, this is the second loan I apply for with Lending Club. I have previously been approved for a $19000.00 loan that I paid in full and on time. So that being said, Lending Club has proof by experience that I am the perfect borrower because I have the money to pay for my loan, I always pay my bills in full and in time. :D<br/><br/>Therefore, please fund my loan so I can buy a house while the market is still good for it and use this money for its down payment and furniture!<br/><br/>Thank you so much! :)<br/><br/>Fernanda.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,863.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462863	$22,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462863. Member loan 462863 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Grant Thornton LLP	Debt-to-income ratio:	21.34%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Grant Thornton LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,236.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462890	$4,750	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462890. Member loan 462890 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	City of Norfolk	Debt-to-income ratio:	21.80%
Length of employment:	3 years	Location:	Norfolk, VA

Home town:
Current & past employers:	City of Norfolk
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

579329 added on 11/23/09 > I am borrowing to consolidate debt, and pay for college expenses. I graduate next year. I have never made a late payment on my previous credits, and usually end up paying them off early!<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,450.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 118 dated November 24, 2009